                                           SEMI-ANNUAL REPORT  |  April 30, 2002



                                                                      The Strong

                                                                Municipal Income

                                                                           Funds


                              [PHOTO APPEARS HERE]


    Strong Intermediate Municipal Bond Fund

             Strong Wisconsin Tax-Free Fund

      Strong High-Yield Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

                 Strong Municipal Bond Fund

      Strong Short-Term Municipal Bond Fund




                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2002



                                                                      The Strong

                                                                Municipal Income

                                                                           Funds



Table of Contents


Investment Reviews

          Strong Intermediate Municipal Bond Fund.............. 2
          Strong Wisconsin Tax-Free Fund....................... 4
          Strong High-Yield Municipal Bond Fund................ 6
          Strong Short-Term High Yield Municipal Fund.......... 8
          Strong Municipal Bond Fund...........................10
          Strong Short-Term Municipal Bond Fund................12

Bond Glossary..................................................14

Financial Information

          Schedules of Investments in Securities
               Strong Intermediate Municipal Bond Fund.........15
               Strong Wisconsin Tax-Free Fund..................17
               Strong High-Yield Municipal Bond Fund...........20
               Strong Short-Term High Yield Municipal Fund.....23
               Strong Municipal Bond Fund......................28
               Strong Short-Term Municipal Bond Fund...........31
          Statements of Assets and Liabilities.................39
          Statements of Operations.............................42
          Statements of Changes in Net Assets..................45
          Notes to Financial Statements........................47

Financial Highlights...........................................54

Directors and Officers.........................................57

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO OF BRAD TANK]

Fixed Income Market Overview From November 1, 2001 to April 30, 2002

Recessions are rarely even-handed in their impact across the economy, and the most recent downturn in the United States proved to be no exception. While many businesses and industries have sailed through the past year largely unaffected, others seemed to bear the full force of a contracting economy. The contraction in business, capital investment, and inventories was consistent with a severe downturn. The decline in corporate profitability ranks among the worst since World War II. In contrast, though, total economic activity as measured by Gross Domestic Product pulled back just slightly, rendering this a mild recession from a purely statistical perspective.

Why consumer demand remained strong

Buoying the economy through this difficult period was the country's vast service sector and a generally enthusiastic consumer. A number of factors have combined to support consumer spending. These include continued wage gains, only modest increases in unemployment, and a sustained period of low interest rates and rising home prices.

These relatively positive conditions provide a stark contrast to those that preceded the previous downturn in 1990-91. At that time, double-digit home mortgage rates, declining home prices in California and New England, mild wage growth, and meaningfully higher unemployment rates presented consumers with a much harsher set of circumstances. While some observers have expressed concern that consumers today are living on borrowed time, we believe that fear is misplaced, given the great difference between the economic backdrops of the two recessions. Our view is that this recovery will last, though it will almost certainly offer slower growth than we became accustomed to in the late 1990s.

The first year of a recovery typically produces very strong growth -- as there is first a snapback in business inventories, then a surge in consumption, and finally business capital investment. The first stage is resoundingly under way, but it appears the second and third legs are unlikely to materialize with their usual force. While we're confident in a resilient consumer, it's unreasonable to expect a surge from present spending levels, particularly in big-ticket items like cars and homes. Likewise, the severe contraction in corporate profitability has left the business sector very wary of embracing new capital spending.

Slower growth likely ahead

In the 1990s, the U.S. economy benefited from an extraordinary level of business investment, much of it focused on technology and telecommunications equipment. Clearly much of the spending was necessary, but some was reactionary -- a response to the perception of an accelerating pace of change and a fear of falling behind. This trend was not surprising, given a business culture that produced the catch phrases: "early adapter" and "only the paranoid survive." Rising corporate cash flows further supported this heavy capital investment. Corporate cash flows today are down significantly from their peak, and the current attitude toward business investment is much more rational and sober.

Without there being much likelihood of major spending increases from either consumers or businesses, we anticipate that real growth rates are likely to hover in the 2% to 3% range, rather than 4% to 5%. While these slower growth rates do have the advantage of being sustainable over longer periods of time, there is no escaping the fact that slower growth produces continuing challenges in the investment environment. Simply stated, higher growth rates can float a

                                                        (Continued on next page)
lot of boats, while rates as low as 2% can leave many businesses and even some industries sitting at the bottom. As a result, for the foreseeable future, we anticipate the market will be devoid of broad, sustained price moves, with securities prices moving instead based on their individual fundamentals. With respect to investment performance, these conditions will place a heavy premium on good security selection.

Banks a positive factor

Currently, the banking sector is in good health, which again compares favorably with conditions in the early '90s recession. At that time, banks suffered from severe problems relating to troubled loans. Among the results, then, was the failure of a major regional bank.

In the ensuing years, commercial banking in the U.S. has seen tremendous consolidation, producing a handful of large and well-diversified banks that are better-capitalized and more cautious lenders than their predecessors. In addition, banks' real estate portfolios are much more geographically diverse than before. Banks now view corporate lending as a window to bond underwriting and loan syndication. This means that, while the typical corporate lender retains a modest exposure to a borrower on its balance sheet, it pushes much of this exposure into the markets through syndication and underwriting. Therefore, credit problems that manifested themselves on banks' balance sheets at the bottom of the previous credit cycle are visible today in the corporate bond market.

Looking at the bond market

The U.S. bond market over the past six months proved to be remarkably prescient in its assessment of future economic prospects. In the face of a Federal Reserve that continued to ease overnight interest rates in response to weak economic news, market interest rates began the period by heading higher. The yield on the 10-year Treasury note rose from 4.23% on October 31 to 5.40% by late March. Subsequently, market rates have declined, as the consensus opinion came to reflect greater skepticism regarding the strength of the economy's recovery.

The pace of change in short-term interest rates as engineered by the Federal Reserve has been swift over the past year, giving interest-rate risk management a meaningful role in investment performance. While short-term interest rates are substantially lower than they were a year earlier, long-term interest rates are close to the levels that were in place when the Fed began its rate-cutting campaign. We believe that this reflects the market's confidence in the Federal Reserve's ability to maintain a high degree of price stability throughout the business cycle. It's our assessment that such confidence is well-founded, though the Fed's task may become more challenging in the years ahead.

The outlook for inflation

Much attention has been paid to the persistence of low levels of consumer price inflation throughout the past business cycle. Little attention, however, has been paid to the more remarkable tendency of nearly all prices within broad sectors of the economy to converge around the average rate of consumer price inflation. In other words, observed price inflation for food, apparel, housing, transportation, and so on, all tended to land in the 2% to 3% range. In recent years, however, this phenomenon has broken down. Overall price inflation has remained fairly stable, but now it is the result of much more divergent trends in underlying prices.

Recently, for example, we have witnessed higher levels of price inflation in the healthcare and housing sectors, offset by price deflation in sectors such as apparel and transportation. This divergence makes the central bank's job more challenging. Monetary policy is a blunt instrument, not a precision tool. Yet it may have to be used to combat unfavorable price trends, even if they only emerge within a few sectors of the economy, in an effort to control overall price inflation. We are, however, confident that the picture for general price inflation remains benign, providing a favorable backdrop for fixed income investing.

Pricing power as a useful indicator

We're also conscious of the significant financial impact that pricing power -- or the lack thereof -- can have on an industry or a business. It is generally a poor proposition to be a creditor of a business that lacks the ability to increase revenues by raising prices for its goods and services. Thus an important part of what we seek to do on your behalf is to identify and weed out those businesses and industries that face the prospect of diminishing pricing power, which can be common in a contracting business cycle, and look elsewhere to invest.

In separating those companies that have pricing power from those that don't, we need to differentiate between long-term, secular trends in the economy, and shorter-term, cyclical considerations. Certain industries, for example, are succeeding in maintaining pricing power now, but over the long term their business conditions may become less favorable. One example of this is automakers. These companies held up very well during the latest recession, and are succeeding in raising their products' ultimate price to consumers, now that fewer rebates and other incentives are needed to move cars off the lots.

So in the short term, we like the prospects for these companies' earnings. For the long term, however, we're being pretty vigilant in monitoring these bonds. Secular issues that could put pressure on automakers' prices in the future include significant excess production capacity, and the constant pressure from consumers to deliver measurably better products before raising prices.

It's also interesting to look at what's happening in the energy sector. Despite a recent rebound, energy companies have generally been through difficult times over the past several years, with a lot of volatility and extended down cycles for some producers. We believe the long term picture for these companies -- and their bonds -- is very positive, notwithstanding some tough price cycles that could be on the horizon. In addition to strengthening demand from the U.S., there are many emerging countries -- growing far faster than our own economy -- that are also sparking greater demand for energy and are likely to continue to do so for some years to come.

We are dedicated to monitoring changing conditions as they affect both the macroeconomic environment and individual bond issuers. On behalf of the entire fixed income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,

[SIGNATURE OF BRADLEY C. TANK]

Bradley C. Tank

Strong Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between three and ten years.

                    Growth of an Assumed $10,000 Investment/+/

                             From 7-31-01 to 4-30-02

                           [LINE GRAPH APPEARS HERE]

                  The Strong          Lehman Brothers    Lipper Intermediate
                 Intermediate        Municipal 7 Year       Municipal Debt
              Municipal Bond Fund       Bond Index*          Funds Index*
Jul-01              $10,000              $10,000               $10,000
Aug-01               10,217               10,151                10,151
Sep-01               10,231               10,148                10,137
Oct-01               10,360               10,250                10,234
Nov-01               10,318               10,136                10,128
Dec-01               10,264               10,053                10,052
Jan-02               10,437               10,243                10,198
Feb-02               10,561               10,378                10,312
Mar-02               10,478               10,150                10,125
Apr-02               10,625               10,400                10,322

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7 Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



Q:   How did your Fund perform?

A: The Fund was able to outperform its benchmarks fairly consistently over the six-month period, with March being the strongest month and April the weakest. The overall level of interest rates across all maturities rose by just about 25 basis points over the period, but there was significant short-term volatility that presented us with many investment opportunities. The Fund's nimble size allowed us to reposition it fairly quickly in order to capitalize on some of these situations.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In our last update, we expressed our belief that the Federal Reserve would need to continue to decrease the Federal Funds Rate in order to stimulate an economic recovery. This thought proved to be accurate, as the Fed did make two rate cuts, one each in November and December. We also stated that we would maintain our neutral- to long-duration positioning, based on our belief that market rates would move lower in anticipation of the Fed's moves. Unfortunately, this forecast wasn't so correct, as the market quickly gained confidence in an economic recovery, and market rates moved higher in anticipation. Rates reached a peak in March. In April, investors' expectations with regard to the recovery became more modest, so interest rates once again moved lower.

     The two-year Treasury note traded in a 150-basis-point range during the period, while 30-year Treasury bonds traded in a 100-basis-point range. Municipal rates moved in about a 75-basis-point range. The best-performing maturities in the municipal market were in the three- to seven-year area.

     In general, higher-quality bonds performed very well in early 2002 and also in April, both of which were periods in which interest rates moved lower. Lower-quality bonds performed very well in late February and early March, times when rates were moving higher. These patterns make sense; positive economic sentiment tends to drive yields up, and makes lower-quality issues more attractive. A pessimistic economic outlook, however, can push interest rates down and lead investors to favor high-quality bonds.

     Electric, special tax, and water and sewer bonds were among the stronger sectors over the past six months. Weaker areas included resource recovery, industrial development revenue/pollution control revenue (IDR/PCR), and healthcare.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We made good use of the Fund's relatively small size, adjusting our positioning quickly as market conditions required. We started the period with the Fund's duration, or sensitivity to rising interest rates, near the level of our benchmark index. When interest rates started to increase, however, we shortened duration simply by allowing cash from Fund flows to accumulate. In December, municipal bonds looked very attractive relative to their taxable counterparts, so we began to invest some of that cash in intermediate-term bonds, which extended the Fund's duration. The traditional January rally in the municipal market was very strong this year, and yields moved lower very quickly. We used this rally to sell some of our higher-quality bonds, which had performed very well, and reinvest the proceeds in higher-yielding bonds that had lagged the overall market. This repositioning also brought our interest-rate sensitivity back below our benchmark level. This positioning worked very well in March, as lower-quality bonds performed strongly; it produced a small amount of underperformance in April.

Q:   What is your future outlook?

A: We continue to look forward to a modest economic recovery. Growth figures for the first quarter were very strong, but much of that gain simply reflected companies' restocking of depleted inventories, and much slower growth is expected for the second quarter. Higher levels of unemployment and generally rising interest rates should put some pressure on consumer spending as well. Nonetheless, barring unusual circumstances, we expect the U.S. economy to slowly expand, and assume the next time the Fed acts it will be to raise short-term interest rates.

     In response to these conditions, we are keeping the Fund's duration slightly short of its benchmark level, as we anticipate that short-term yields may increase while long-term rates should stay relatively unchanged.

     We appreciate the confidence you've placed in the Strong Intermediate Municipal Bond Fund.


     Lyle J. Fitterer
     Portfolio Manager


Total Returns/1/

As of 4-30-02

Investor Class
-----------------------------------
   Since Fund Inception       6.25%
   (7-31-01)

Portfolio Statistics

As of 4-30-02

Investor Class
-----------------------------------
   30-day
   annualized yield/2/        4.11%

Average
effective maturity/3/     5.2 years

Average quality rating/4/         A


The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.



     Since inception, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. The Advisor has temporarily absorbed expenses of 2.54%. Otherwise, the current yield would have been 1.57%, and returns would have been lower.

/3/ The Fund's average effective maturity includes the effect of when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The Lehman Brothers Municipal 7 Year Bond Index is an unmanaged index generally representative of seven-year, tax-exempt bonds. The Lipper Intermediate Municipal Debt Funds Index is generally representative of municipal debt issues with dollar-weighted average maturities of five to ten years. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Wisconsin Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal Alternative Minimum Tax
(AMT). It invests primarily in higher- and medium-quality municipal obligations. To enhance its return potential, the Fund also invests a limited portion of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. To the extent that the Fund holds taxable securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes and may also invest up to 25% of its net assets in industrial development bonds (IDBs).

                    Growth of an Assumed $10,000 Investment/+/
                             From 4-06-01 to 4-30-02

                           [LINE GRAPH APPEARS HERE]

                  The Strong           Lehman Brothers
                  Wisconsin            Municipal Bond
                Tax-Free Fund              Index/*/
                -------------          ---------------
Mar 01             $10,000                 $10,000
Jun 01              10,219                  10,076
Sep 01              10,500                  10,359
Dec 01              10,494                  10,296
Mar 02              10,592                  10,393
Apr 02              10,834                  10,596

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of April 2001.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: Overall, the Fund performed quite well despite relatively volatile conditions.

     We were able to outperform our benchmarks largely by avoiding two bond market sell-offs during the period, first in November and early December, and again in March. The Fund did extend its duration (sensitivity to rising interest rates) during the last month of the period, allowing it to keep pace with the market as fixed-income securities staged a mini-rally.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Our last update anticipated a very modest economic recovery tilted toward the end of 2002, a flattening yield curve in anticipation of potential Federal Reserve interest-rate hikes, and a neutral to long duration based on our belief that market interest rates would remain steady or slightly lower. We were correct in anticipating the yield curve flattening move--that is, the difference between yields on short-maturity issues and those on long-maturity issues shrunk--but market rates actually moved higher as the market quickly anticipated a strong and rapid economic recovery.

     Our fluid investment process allows us to adapt quickly to changing market conditions, so we changed course somewhat by moving toward a more favorable short to neutral duration. In April, interest rates again began to move lower, as investors revised their expectations of how quickly the economy would recover.

     Of particular note was the activity among bonds from the Commonwealth of Puerto Rico. Puerto Rican bonds enjoy double tax-free status in all 50 states. As such, Puerto Rico bonds are a closely watched sector among all single-state municipal funds. Early in the period, Puerto Rico bonds were trading at very attractive levels in anticipation of a large amount of supply early in 2002. When this supply cleared the market, these bonds performed very well, contributing positively to our performance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's asset base expanded significantly during the period, rising from less than $28 million to slightly more than $41 million. With these new inflows, we not only increased our investment in some existing holdings, but also added a number of attractive new issues to the portfolio. We increased our position in several bonds offered by the Southeast Wisconsin Professional Baseball Park District. These AAA-rated bonds are highly liquid and backed by a five-county sales tax stream, as well as being covered by secondary market insurance. We also slightly increased our position in non-investment-grade bonds, primarily through opportunistic secondary-market purchases in the multifamily housing sector. We are attracted to bonds in this sector when they meet our strict research criteria, including underlying collateral assets of B quality or better, stable operating histories, strong and profit-motivated ownership groups, and modest leverage.

     We reduced our positions in a small number of lease transactions supported by payments from Wisconsin municipalities, based on perceived general credit weakness in Wisconsin municipalities given certain state-budget proposals. We maintain positions in these types of securities, but sold the ones that appeared most vulnerable. We also reduced our exposure to select issues in the healthcare sector. We still like the industry overall and did not anticipate significant near-term credit erosion, but took the opportunity to sell bonds at attractive prices. We also increased our exposure to bonds offered by Ana Mendez University in Puerto Rico, which offered investment-grade credit quality in what we view as a more stable asset sector.

Q:   What is your future outlook?

A: April's bond market rally signaled that although the economy is poised for recovery, its strength will likely be muted, and Federal Reserve tightening may not be required until the third quarter. This economic outlook should allow us to shift back toward a neutral duration; we will seek to make this move as municipals become less expensive relative to their U.S. Treasury counterparts.

     Thank you for your investment in the Strong Wisconsin Tax-Free Fund.


     Lyle J. Fitterer
     Portfolio Co-Manager

     Chad M. Rach
     Portfolio Co-Manager



Average Annual Total Returns/1/

As of 4-30-02

Investor Class
-----------------------------------------------
   1-year                                 8.61%

   Since Fund Inception                   7.77%
   (4-6-01)

Portfolio Statistics

As of 4-30-02

Investor Class
-----------------------------------------------

   30-day annualized yield/2/             4.72%

Average effective maturity/3/         7.0 years

Average quality rating/4/                     A

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     Because the Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, and that are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

     Under certain circumstances (e.g., the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax), some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. The Advisor has temporarily waived expenses of 0.37% and absorbed expenses of 0.84%. Otherwise, the current yield would have been 3.51%, and returns would have been lower.

/3/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/ The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. Source: Standard & Poor's Micropal.

Strong High-Yield Municipal Bond Fund
================================================================================
Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years.

                    Growth of an Assumed $10,000 Investment/+/

                             From 10-1-93 to 4-30-02

                               [CHART APPEARS HERE]


                      The Strong                Lehman Brothers          Lipper High Yield
                      High-Yield                   Municipal              Municipal Debt
                  Municipal Bond Fund             Bond Index*               Funds Index
Oct-93                 $10,000                    $10,000                   $10,000
Oct-94                 $10,211                     $9,583                    $9,635
Oct-95                 $11,380                    $11,005                   $10,921
Oct-96                 $12,045                    $11,632                   $11,509
Oct-97                 $13,532                    $12,620                   $12,550
Oct-98                 $14,642                    $13,631                   $13,464
Oct-99                 $14,043                    $13,390                   $13,122
Oct-00                 $13,925                    $14,530                   $13,560
Oct-01                 $13,800                    $16,056                   $14,446
Apr-02                 $12,954                    $16,230                   $14,508


/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Fund has not performed well since our last report, and we are disappointed. As the U.S. economy emerges from a recession, the high-yield municipal market continues to encounter special challenges (including a prolonged credit contraction), and the Fund is continuing to feel these effects. We are aggressively working to see improvement in the Fund's performance as the credit environment and the U.S. economy strengthens, and we are continuing our workouts and restructurings of the Fund's defaulted and distressed securities. However, the depth of the credit cycle means we will have to be patient as we work to improve the Fund's performance.

     As long-term high-yield investors, we are sensitive to the ups and downs of the high-yield credit markets and the influence of the markets on the Fund's performance. The last six months continues a period where difficult credit situations have become more of the "norm," but we are using all available resources to sell or liquidate lower-rated and distressed securities. The long-term goal in the current credit cycle remains to slowly restructure the Fund's portfolio to place it in a position for better performance in the future. We are working actively every day to address the challenges and identify opportunities on behalf of our investors.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The high-yield market has shown improvement since last fall, with high-yield municipals in 2002 generally outperforming investment-grade securities. The high-yield municipal market, however, is still selective, and the lower-rated or non-rated municipal securities are under considerable pricing and performance pressure. In this current high-yield market -- where there are increasing downgrades and securities in default -- we have put additional effort and resources to ensure issuers of high-yield municipal securities "follow through" on their obligations. Although the Fund's overall credit quality had improved earlier in the period, credit downgrades and other related events have changed the overall ratings composition of the Fund back down to a B rating.

     Since our last report, the tone, depth, and breadth of the high-yield municipal market has shown improvement in terms of primary and secondary market trading. This has allowed the Fund to sell several defaulted securities. We continue to work toward a resolution for the Fund's other securities in default and are optimistic we can work to improve these situations in the upcoming months.

Q: What investment strategies and techniques impacted your Fund's performance?

A: Over the last six months, while the Fund has been a net seller of securities, we have also participated in several of the larger investment-grade municipal transactions that have come into the market. While we have selectively adjusted the positioning of the portfolio over the last six months, there has been no significant change in sector allocations. As a result of changes in the Fund's size and other factors, three holdings account for a larger part of the Fund's portfolio than the last period, and we are actively seeking to possibly sell these holdings.

Q:   What is your future outlook?

A: We expect to see a modest and uneven economic recovery in the U.S. in coming months. Barring some shock to the system, we believe the economy will slowly expand, and the next move by the Fed will likely be to increase short-term rates.


     We appreciate your continued investment in the Strong High-Yield Municipal Bond Fund and are committed to our efforts to improve performance in the months and years to come.


Mary-Kay H. Bourbulas
Portfolio Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
-------------------------------------------------
   1-year                                  -5.09%

   3-year                                  -4.53%

   5-year                                   0.74%

   Since Fund Inception                     3.06%
   (10-1-93)

Portfolio Statistics
As of 4-30-02

Investor Class
--------------------------------------------------
   30-day
   annualized yield/1/                      5.01%

Average
effective maturity/2/                  14.3 years

Average quality rating/3/                       B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/2/The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

/*/The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman Brothers Index data is Standard & Poor's Micropal. Source of the Lipper data is
Lipper Inc.

Strong Short-Term High Yield Municipal Fund
================================================================================

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It follows a similar investment style to the High-Yield Municipal Bond Fund, but invests primarily in short-and intermediate-term, medium- and lower-quality municipal bonds. The Fund typically maintains an average effective maturity between one and three years.

                   Growth of an Assumed $10,000 Investment/+/

                            From 11-30-97 to 4-30-02

                              [CHART APPEARS HERE]

                            The Strong                         Lehman Brothers                Lipper High-Yield
                            Short-Term High                1-5 Year Non-Investment              Municipal Debt
                          Yield Municipal Fund           Grade Municipal Bond Index/*/          Funds Index/*/
Nov-97                         $10,000                             $10,000                          $10,000
Feb-98                         $10,225                             $10,188                          $10,283
May-98                         $10,405                             $10,298                          $10,406
Aug-98                         $10,548                             $10,433                          $10,611
Nov-98                         $10,639                             $10,574                          $10,693
Feb-99                         $10,770                             $10,721                          $10,786
May-99                         $10,870                             $10,814                          $10,810
Aug-99                         $10,884                             $10,845                          $10,588
Nov-99                         $10,877                             $10,889                          $10,469
Feb-00                         $10,763                             $10,941                          $10,308
May-00                         $10,841                             $11,098                          $10,361
Aug-00                         $11,020                             $11,356                          $10,743
Nov-00                         $11,093                             $11,518                          $10,734
Feb-01                         $11,384                             $11,787                          $10,955
May-01                         $11,524                             $11,964                          $11,084
Aug-01                         $11,684                             $12,216                          $11,485
Nov-01                         $11,628                             $12,381                          $11,385
Feb-02                         $11,752                             $12,369                          $11,470
Apr-02                         $11,797                             $12,432                          $11,501

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Fund performed well, beating the average return for the Fund's broad-based benchmark of the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index.

     The Fund's short maturity has allowed it to sidestep some of the problems facing longer-term high-yield municipal funds, including risks associated with start-up project-based financing. The Fund's above-average yield helped it offset the impact of minor interest-rate moves. Over the six-month period, yields on three-year, BBB rated general obligation bonds rose by nearly 20 basis points.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Over the past several months, market concerns over corporate accounting issues (stemming from the Enron debacle) have caused participants to adopt the sell-first, ask-questions-later mentality. This is especially true in the corporate-backed municipal sector. Some corporate-backed municipals have rebounded, such as airline-backed debt. In other areas, though, such as corporate-backed utilities, such corporate-backed municipals have sunk further since the start of the year. This situation appeared to us to be a buying opportunity, based upon fundamental research. During the six months, we increased the Fund's exposure to industrial development revenue/pollution control revenue (IDR/PCR) credits. We believe that as accounting-related concerns settle down, these bonds have the potential to appreciate. In addition, the Fund continues to work through several defaulted holdings in an effort to maximize shareholder value, but these defaulted securities account for less than 2% of total assets.

     It appears that the economy is recovering, but in recent months market participants have frequently readjusted their expectations of how quickly that recovery will come. We believe, however, that it is only a matter of when, not if, the Federal Reserve will move interest rates higher.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We have taken several steps over the past year to improve liquidity and reduce volatility in this Fund. The biggest change that has occurred is an overall lowering of position sizes in the Fund. Currently, no single holding accounts for more than 2.5% of assets. In anticipation of rising interest rates, we have favored maintaining a short duration in the Fund. The only significant change we have made in sector positioning has been to increase our holdings in corporate-backed credits (now the Fund's largest sector) by approximately 5%, primarily by adding utility-related issues. We believe that these bonds currently represent good value. Our second largest allocation goes to the hospital sector, where our allocation has remained fairly constant at approximately 20%.

     The ratio of municipal yields versus Treasury yields has steadily declined since mid-November, with shorter-maturity ratios now at their lowest levels in almost three years. This is due in part to increased demand for short-term municipals as investors look for a place to park money out of the stock market. If this trend reverses, it should present us with an opportunity to purchase higher-rated securities at attractive prices.

     We continue to monitor credit issues closely. The effects of September 11 continue to reverberate through the market. Over the past six months, issuers have seen operating expenses rise because of increased insurance costs. In some cases, these costs cannot be passed through to customers, putting pressure on margins and stressing marginal credits. Although so far we have seen issuers able to cope with the increased costs, it is an area we are watching closely.

Q:   What is your future outlook?

A: We believe that the U.S. economy will enjoy a modest recovery in 2002, and as that recovery takes hold, we anticipate a gradual rise in interest rates. To help the Fund's performance in this environment, we have reduced the Fund's duration (sensitivity to interest-rate hikes) down slightly.

     The current steepness of the yield curve means that there is a full percentage point of difference in yield between one-year and three-year bonds. Even in the face of rising interest rates, we believe this situation provides additional opportunities for the Fund.

     Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

     Mary-Kay H. Bourbulas
     Portfolio Manager

Average Annual Total Returns

As of 4-30-02

Investor Class
-----------------------------------------------
   1-year                                 3.12%

   3-year                                 2.76%

   Since Fund Inception                   3.81%
   (11-30-97)

Portfolio Statistics

As of 4-30-02

Investor Class
-----------------------------------------------
   30-day
   annualized yield/1/                    4.59%

Average
effective maturity/2/                 2.8 years

Average quality rating/3/                    BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service.
Please consider this before investing.


     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/2/ The Fund's average effective maturity includes the effect of when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 10 and 20 years.

                   Growth of an Assumed $10,000 Investment/+/

                            From 10-23-86 to 4-30-02

                              [CHART APPEARS HERE]

                           The Strong     Lehman Brothers     Lipper General
                           Municipal         Municipal        Municipal Debt
                           Bond Fund        Bond Index*        Funds Index*
Oct-86                      $10,000           $10,000            $10,000
Oct-87                       $9,657            $9,962             $9,730
Oct-88                      $10,644           $11,412            $11,308
Oct-89                      $11,288           $12,338            $12,216
Oct-90                      $11,700           $13,253            $12,885
Oct-91                      $13,174           $14,866            $14,483
Oct-92                      $14,627           $16,113            $15,574
Oct-93                      $16,845           $18,382            $18,005
Oct-94                      $16,106           $17,581            $17,029
Oct-95                      $17,609           $20,190            $19,426
Oct-96                      $18,236           $21,342            $20,485
Oct-97                      $20,284           $23,154            $22,217
Oct-98                      $22,013           $25,010            $23,865
Oct-99                      $21,014           $24,567            $23,012
Oct-00                      $21,144           $26,657            $24,755
Oct-01                      $22,967           $29,458            $27,186
Oct-02                      $22,953           $29,777            $27,334

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The Fund's relative performance was inversely related to the performance of the overall market--performing well on a relative basis when rates were rising, but underperforming when rates fell. Overall, the combination of a lower average credit quality and the underperformance of a few individual securities caused the Fund to lag its benchmark and peer group for the period. Over the six months, the best-performing sector of the municipal market was high-quality bonds.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In our last update, we expressed our belief that the Federal Reserve would need to cut the Federal Funds rate further in order to stimulate an economic recovery, and we expected that market rates would move lower in anticipation of the Fed's moves. While we were correct with respect to the Fed's movements, what we didn't foresee was just how quickly the market would start to anticipate an economic recovery. Market rates moved higher, ultimately peaking in late March. In April, investors began to modify their expectations of how quickly the economy would recover, and interest rates once again moved lower.

     Electric, special tax, and water and sewer bonds were among the better performers. Resource recovery, industrial development revenue/ pollution control revenue (IDR/PCR), and healthcare bonds, on the other hand, were disappointing. With regard to individual states, New York bonds rebounded from their post-September 11 sell-off. California bonds continued to perform poorly. The state is still drafting legislation that will allow it to recoup money used to purchase energy in 2001, and it also anticipates the need to issue more debt to cover budget deficits.

     In general, higher-quality bonds performed very well in early 2002 and in April, while lower-quality bonds performed very well in late February and early March. These shifts in performance coincided with movements in interest rates; when rates moved higher, lower-quality bonds outperformed, and when they fell, higher-quality bonds did better. Intuitively, this makes sense, as anticipation of economic recovery leads interest rates to go up, and it also causes investors to look more favorably on lower-quality bonds. When hopes dim, interest rates tend to fall, and investors prefer higher-quality securities.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The primary driver of our performance was our positioning in lower-quality bonds. We increased our exposure to the healthcare and IDR/PCR sectors, while slightly decreasing our overall exposure to transportation issues. Healthcare was one of the best-performing areas of the market in 2001, and we had reduced our exposure to the sector as it rallied. Issuance increased at the end of 2001 and into 2002, however, and the surge of new supply helped to drive yields up. We used this opportunity to move back to an overweighting in the sector, as we continue to believe healthcare issues should perform well over the next few years.

     We increased our exposure to IDR/ PCR issues based on our outlook for a mild economic recovery in 2002, along with historically high relative yields in the sector. Although this move did not benefit performance over the six months, we believe it will add value in the future.

     We reduced our transportation weighting primarily in response to the sharp rebound in this sector's performance early in the period. We have also reduced our allocation to Charter School issues; the combination of good fundamental news and limited supply caused this sector to perform well, and we sold some holdings as the bonds appreciated. We still like the long-term prospects for this sector, and we intend to add back to our exposure as supply increases.

Q:   What is your future outlook?

A: We continue to believe that we will see a modest economic recovery in the United States. Barring some shock to the system, we would expect the economy to slowly expand, and the next move by the Fed will likely be to increase short-term rates.

     Therefore, our portfolio is positioned slightly short of its duration benchmark. We anticipate that short-term yields may rise, though yields on longer-maturity issues may stay relatively unchanged. We are maintaining our overweighting in lower-quality issues, as we believe these bonds will perform well as the economy slowly improves.

     We thank you for your continued investment in the Strong Municipal Bond
     Fund.

     Lyle J. Fitterer
     Portfolio Manager

Average Annual Total Returns

As of 4-30-02

Investor Class
-----------------------------------------------
   1-year                                 5.11%

   5-year                                 4.16%

   10-year                                5.15%

   Since Fund Inception                   5.50%
   (10-23-86)

Portfolio Statistics

As of 4-30-02

Investor Class
-----------------------------------------------
   30-day
   annualized yield/1/                    4.29%

Average
effective maturity/2/                 9.7 years

Average quality rating/3/                     A


The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service.
Please consider this before investing.


     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Short-Term Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds, following the investment style of the Municipal Bond Fund. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average effective maturity of three years or less.

                   Growth of an Assumed $10,000 Investment/+/
                            From 12-31-91 to 4-30-02

                              [CHART APPEARS HERE]

                 The Strong             Lehman Brothers         Lipper Short
            Short-Term Municipal        Municipal 3 Year       Municipal Debt
                 Bond Fund                Bond Index/*/        Funds Average/*/
Dec-91            $10,000                   $10,000               $10,000
Dec-92            $10,716                   $10,643               $10,579
Dec-93            $11,441                   $11,305               $11,132
Dec-94            $11,256                   $11,382               $11,168
Dec-95            $11,861                   $12,392               $11,966
Dec-96            $12,439                   $12,942               $12,422
Dec-97            $13,301                   $13,651               $13,002
Dec-98            $14,039                   $14,362               $13,593
Dec-99            $14,203                   $14,644               $13,839
Dec-00            $14,920                   $15,556               $14,541
Dec-01            $15,691                   $16,581               $15,224
Apr-02            $15,991                   $16,911               $15,405


/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


Q:   How did your Fund perform?

A: The Fund enjoyed good returns over the six months ended April 30 as a result of many factors. Keeping the Fund's sensitivity to interest-rate increases modest (that is, keeping its duration short) contributed positively, as did selective trading strategies and its generally high overall yields. The Fund performed well during the entire period, though its short duration caused it to post better relative performance in November, December, February, and March--months when interest rates were increasing, and to slightly trail its benchmark in January and April, when rates declined fairly rapidly.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In our last report, we expressed our belief that the Federal Reserve would need to continue to cut short-term rates to spark an economic recovery, and that market rates were likely to move lower in anticipation of these cuts. While our call on the Fed was correct, as it turned out, the market quickly grew enthusiastic about the prospects for recovery, and market interest rates generally rose higher.

     Among revenue bonds, sectors offering strong performance included special tax, electric, and water and sewer bonds. At the other end of the scale, resource recovery, industrial development revenue/pollution control revenue (IDR/PCR), and healthcare bonds underperformed.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We came into the period with a duration that was neutral relative to our benchmark index, reflecting our view that the Federal Reserve would need to continue to lower interest rates in order to stimulate an economic recovery, and that the market had already begun to factor such cuts into bond prices. By early 2002, though, it started to become clear that the easing cycle had come to an end, and that the Fed's next move would probably be to raise rates.

     It also became clear that the market was starting to anticipate a very strong economic recovery. Therefore, we sold into the market strength in early 2002, and reduced our overall interest-rate exposure. This tactic worked well through the end of March. In April, the market once again changed direction, with interest rates moving lower fairly quickly. Throughout this period and up to the present, our view has not changed. We continue to believe that a modest economic recovery will take place in 2002, causing short-term interest rates to trend slightly higher over the next few months.

     We slightly reduced our exposure to healthcare and municipal utilities, and increased our exposure to multifamily housing and IDR/PCR issues. While the general healthcare sector was not particularly strong during the period, some higher-quality, shorter-maturity issues in the sector did perform very well, and we sold into that strength. In the multifamily housing sector, the credits we purchased included debt on an apartment complex in Illinois that was secured by a first mortgage on the facility as well as by a corporate guarantee from a publicly traded REIT. This is referred to as "double-barrel" debt, because of the two types of security bondholders are given. We like to buy this type of debt, but unfortunately it is hard to find in today's marketplace.

Q:   What is your future outlook?

A: We continue to believe that the U.S. economy will stage a modest recovery this year. When the Fed chooses to act again, it will almost certainly be to raise short-term rates.

     To shore up performance in the rising interest-rate environment we anticipate, we have positioned the portfolio's duration at a level that's neutral to slightly short of its benchmark level. We also plan to maintain our overweighting in lower-quality issues, as we believe these bonds should perform well in an improving economy.

     The current steepness of the yield curve is notable, with a full percentage point of difference in yield between one-year and three-year bonds. Even in the face of rising interest rates, we believe this situation makes it compelling for short-term investors to look beyond money-market investments.

     Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

     Lyle J. Fitterer
     Portfolio Manager

Average Annual Total Returns

As of 4-30-02

Investor Class
-----------------------------------------------
   1-year                                 5.42%

   3-year                                 3.84%

   5-year                                 4.85%

   10-year                                4.61%

   Since Fund Inception                   4.65%
   (12-31-91)

Portfolio Statistics

As of 4-30-02

Investor Class
-----------------------------------------------
   30-day
   annualized yield/1/                    4.07%

Average
effective maturity/2/                 2.6 years

Average quality rating/3/                     A

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service.
Please consider this before investing.


     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG INTERMEDIATE MUNICIPAL BOND FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 65.1%
Alaska 1.6%
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                          $160,000     $   156,800

Arizona 0.2%
Maricopa County, Arizona IDA Hospital
  Facility Revenue Refunding - Samaritan
  Health Services Project, 7.15%, Due 12/01/05 (e)       20,000          21,725

California 1.0%
Tobacco Securitization Authority of Southern
  California Tobacco Settlement Revenue,
  5.25%, Due 6/01/27                                    100,000          97,250

Florida 4.1%
Capital Trust Agency Revenue -
  Seminole Tribe Convention Project,
  6.00%, Due 10/01/17 (e)                               285,000         276,450
Duval County, Florida HFA MFHR -
  Lindsay Terrace Apartments Project,
  5.00%, Due 1/01/12 (e)                                 60,000          60,600
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue -
  Mount Sinai Medical Center Project,
  5.50%, Due 11/15/35 (Putable at
  $100 on 5/15/05)                                       75,000          69,188
                                                                    -----------
                                                                        406,238

Georgia 1.6%
Marietta, Georgia Authority MFHR
  Refunding - Wood Glen Project, 4.75%,
  Due 7/01/24 (Mandatory Put at $100 on
  7/01/04) (b)                                          155,000         155,775

Illinois 10.5%
Chicago, Illinois Housing Authority Capital
  Progress Revenue, 5.50%, Due 7/01/18                  120,000         126,450
Chicago, Illinois Tax Increment - Near
  South Redevelopment Project,
  5.00%, Due 11/15/07 (e)                               165,000         170,156
Illinois DFA PCR Refunding - Central Illinois
  Public Service Project, 5.00%, Due 6/01/28
  (Mandatory Put at $100 on 12/01/06)                   155,000         155,775
Joliet, Will County, Illinois School District
  Number 86 GO, Zero %, Due 11/01/10 (e)                700,000         478,625
Oak Park, Illinois IDR - Prairie Court
  Project, 5.25%, Due 12/01/06                          114,000         116,707
                                                                    -----------
                                                                      1,047,713

Indiana 0.8%
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%,  Due 1/01/05                           80,000          80,200

Iowa 0.7%
Tobacco Settlement Authority of Iowa Tobacco
  Settlement Revenue, 5.30%, Due 6/01/25                 75,000          65,906

Kansas 4.3%
Kansas DFA First Mortgage Revenue -
  Hartford Health Facility Project:
  5.875%, Due 4/01/22 (e)                               250,000         251,563
  6.125%, Due 4/01/12 (e)                               160,000         173,000
                                                                    -----------
                                                                        424,563

Kentucky 0.8%
Carrollton and Henderson, Kentucky
  Public Energy Authority Gas Revenue,
  5.00%, Due 1/01/08                                     75,000          79,781

Louisiana 3.6%
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                           238,000         241,272
Tobacco Settlement Financing Corporation of
  Louisiana Revenue, 5.875%, Due 5/15/39                125,000         112,813
                                                                    -----------
                                                                        354,085

Massachusetts 1.9%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.50%, Due 12/01/19                 75,000          59,625
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison
  Company Project, 5.875%, Due 8/01/08                  124,000         128,340
                                                                    -----------
                                                                        187,965

Michigan 1.7%
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at
  $100 on 8/01/04)                                      119,000         120,190
Wyoming, Michigan Building Authority
  Revenue, 4.35%, Due 5/01/05 (e)                        50,000          52,062
                                                                    -----------
                                                                        172,252

Minnesota 0.6%
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                                   75,000          63,281

Missouri 3.9%
Chesterfield, Missouri Tax Increment
  Revenue Refunding and Improvement -
  Chesterfield Valley Project,
  4.50%, Due 4/15/16 (b)                                285,000         285,046
St. Louis, Missouri Airport Revenue,
  6.00%, Due 1/01/06                                    100,000         102,375
                                                                    -----------
                                                                        387,421
Nevada 0.8%
Clark County, Nevada IDR Refunding -
  Nevada Power Company Project,
  5.90%, Due 10/01/30                                   105,000          82,819

New Jersey 3.2%
New Jersey EDA EDR Capital
  Appreciation - Kapkowski Road Project,
  Zero %, Due 4/01/09                                   450,000         315,563

New York 1.0%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue, 6.875%, Due 7/01/10                          100,000          99,875

North Carolina 1.8%
North Carolina Eastern Municipal Power
  Agency Power System Revenue,
  5.25%, Due 1/01/04                                     75,000          77,250

SCHEDULES OF INVESTMENTS INSECURITIES (continued)     April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal           Value
                                                     Amount           (Note 2)
--------------------------------------------------------------------------------

North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                  $ 95,000      $  106,400
                                                                     ----------
                                                                        183,650

Oklahoma 0.6%
Oklahoma DFA Revenue - Comanche
  County Hospital Project,
  5.35%, Due 7/01/08                                     60,000          59,775

Oregon 1.9%
Cornelius, Oregon Improvement Special
   Assessment, 6.00%, Due 3/15/22                       190,000         190,475

South Carolina 1.1%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, Zero %, Due 1/01/32                250,000          16,875
Tobacco Settlement Revenue Management
  Authority of South Carolina Tobacco
  Settlement Revenue, 6.00%, Due 5/15/22                 90,000          91,237
                                                                     ----------
                                                                        108,112

Tennessee 3.5%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital
  First Mortgage Revenue - Mountain
  States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                    190,000         190,950
Shelby County, Tennessee Health,
  Educational and Housing Facility Board
  Hospital Revenue Refunding - Methodist
  Healthcare Project, 6.50%, Due 9/01/26                119,000         119,446
Tennessee Energy Acquisition Corporation
  Gas Revenue, 5.00%, Due 9/01/07 (e)                    35,000          37,450
                                                                     ----------
                                                                        347,846

Texas 9.0%
Alliance Airport Authority, Inc. Special
  Facilities Revenue - American Airlines,
  Inc. Project, 7.50%, Due 12/01/29                     119,000         110,819
Harris County, Texas Health Facilities
  Development Corporation Revenue -
  Christus Health Project,
  5.25%, Due 7/01/07                                    190,000         199,262
Mesquite, Texas Independent School
  District Capital Appreciation Refunding,
  Zero %, Due 8/15/09                                   530,000         384,913
Metro Health Facilities Development
  Corporation Revenue - Wilson N Jones
  Memorial Hospital Project,
  7.20%, Due 1/01/21                                     25,000          26,281
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05                                     70,000          74,113
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07            100,000         100,250
                                                                     ----------
                                                                        895,638

Washington 0.8%
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project,
  5.35%, Due 7/01/14 (e)                                 75,000          75,469

Wisconsin 4.1%
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                     50,000          50,238
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.70%, Due 5/01/08 (b) (e)                            230,000         230,288
  Marshfield Clinic Project,
  6.25%, Due 2/15/10                                    124,000         130,975
                                                                     ----------
                                                                        411,501
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $6,427,020)                               6,471,678
-------------------------------------------------------------------------------
Variable Rate Put Bonds 24.7%
Arizona 2.4%
Maricopa County, Arizona Pollution Control
  Corporation PCR - Public Service
  Company Project, 3.75%, Due 5/01/29                   240,000         240,168

California 6.5%
California Communities Development
  Authority Revenue - Kaiser Permanente
  Project, 4.35%, Due 11/01/36 (Mandatory
  Put at $100 on 3/01/07) (b)                           475,000         476,188
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Refunding, 7.50%, Due 12/01/24                        170,000         165,962
                                                                     ----------
                                                                        642,150

Colorado 2.8%
Northwest Parkway Public Highway Authority
  Revenue, Zero %, Due 6/15/16 (Rate Reset
  Effective 6/15/11) (e)                                450,000         282,375

District of Columbia 2.5%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%,
  Due 8/15/31 (Mandatory Put at $100 and
  Rate Reset Effective 2/15/06)                         235,000         246,456

Indiana 1.8%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project, 4.75%,
  Due 3/01/25 (Mandatory Put at $100
  on 3/01/06)                                           180,000         182,475

Michigan 4.0%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.05%, Due 11/15/33 (Mandatory Put
  at $100 on 11/15/04)                                  190,000         197,600
  5.375%, Due 11/15/33 (Mandatory Put
  at $100 on 11/15/07)                                  190,000         199,737
                                                                     ----------
                                                                        397,337

Texas 4.0%
Matagorda County, Texas Navigational
   District Number 1 PCR Refunding -
   Central Power & Light Company Project,
   4.55%, Due 11/01/29 (Mandatory Put at
   $100 on 11/01/06)                                    152,000         152,950
Sabine River Authority PCR Refunding -
   Texas Utilities Electric Company Project,
   5.50%, Due 5/01/22 (Mandatory Put at
   $100 on 11/01/11)                                    120,000         120,150
Trinity River Authority PCR Revenue -
   TXU Electric Company Project, 5.00%,
   Due 5/01/27 (Mandatory Put at $100
   on 11/01/06)                                         120,000         120,450
                                                                    -----------
                                                                        393,550

--------------------------------------------------------------------------------

              STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Wisconsin 0.7%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project,5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                         $ 70,000     $    69,738
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $2,444,374)                       2,454,249
-------------------------------------------------------------------------------
Short-Term Investments (a) 28.8%
Semi-Annual Variable Rate Put Bonds 4.8%
Kentucky
Scottsville Kentucky IDR - Sumitomo
  Electric Wiring Systems, Inc. Project,
  3.40%, Due 11/01/02 (e)                               475,000         475,000

Daily Variable Rate Put Bonds 22.1%
Alabama 2.0%
Mobile, Alabama IDB Revenue - Alabama
  Power Company Project,
  1.90%, Due 5/01/02                                    200,000         200,000

District of Columbia 1.0%
District of Columbia GO Refunding,
  1.85%, Due 5/01/02 (e)                                100,000         100,000

Illinois 8.1%
Chicago, Illinois O'Hare International
  Airport Special Facility Revenue
  Refunding - American Airlines Project,
  1.80%, Due 5/01/02 (e)                                400,000         400,000
Will County, Illinois Exempt Facilities
  Revenue - Amoco Chemical Company
  Project,1.75%, Due 5/01/02                            400,000         400,000
                                                                    -----------
                                                                        800,000

New Mexico 4.0%
Farmington, New Mexico PCR - Arizona
  Public Service Company Four Corners
  Project,1.70%, Due 5/01/02 (e)                        400,000         400,000

Texas 7.0%
Brazos River, Texas Harbor Navigation
  District - Merey Sweeny Project,
  1.80%, Due 5/01/02 (e)                                300,000         300,000
Gulf Coast Waste Disposal Authority
  PCR Refunding - Exxon Project,
  1.65%, Due 5/01/02                                    400,000         400,000
                                                                    -----------
                                                                        700,000
                                                                    -----------
Total Daily Variable Rate Put Bonds                                   2,200,000

Municipal Money Market Funds 1.9%
Multiple States
Strong Municipal Money Market Fund (d)                  193,000         193,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,868,000)                        2,868,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $11,739,394) 118.6%            11,793,927
Other Assets and Liabilities, Net (18.6%)                            (1,848,690)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 9,945,237
===============================================================================

                         STRONG WISCONSIN TAX-FREE FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 97.6%
Guam 4.0%
Guam EDA Capital Appreciation Revenue,
  5.00%, Due 5/15/22                                  $  650,000     $  656,500
Guam Government GO, Series A:
  5.20%, Due 11/15/08                                     10,000          9,650
  5.90%, Due 9/01/05                                     950,000        950,000
Guam Power Authority Revenue:
  5.25%, Due 10/01/13                                      5,000          5,344
  5.70%, Due 10/01/04 (e)                                 25,000         25,919
                                                                     ----------
                                                                      1,647,413
Northern Mariana Islands 2.7%
Commonwealth of Northern Mariana
  Islands, 5.00%, Due 6/01/05 (e)                      1,040,000      1,089,400

Puerto Rico 12.2%
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue:
  9.00%, Due 7/01/09 (e)                               1,470,000      1,688,662
  10.25%, Due 7/01/09                                    420,000        527,625
Commonwealth of Puerto Rico Capital
  Appreciation GO:
  Zero %, Due 7/01/03                                     80,000         75,656
  Zero %, Due 7/01/03 (e)                                 10,000          9,460
  Zero %, Due 7/01/06                                      5,000          4,344
Commonwealth of Puerto Rico GO Refunding:
  5.00%, Due 7/01/05 (e)                                 300,000        320,625
  5.30%, 7/01/04                                          10,000         10,563
Puerto Rico Electric Power Authority Power
  Revenue, 5.25%, Due 7/01/29 (e)                        225,000        227,812
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue -
  PepsiCo, Inc. Project, 6.25%, Due 11/15/13              50,000         51,863
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue
  Refunding - St. Lukes Hospital Project,
  6.25%, Due 6/01/10                                      25,000         27,500
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue:
  Ana G Mendez University System Project,
  4.50%, Due 12/01/07                                    370,000        377,862
  Ana G Mendez University System Project,
  5.00%, Due 12/01/08                                    390,000        407,550
  Ana G Mendez University System Project,
  5.00%, Due 12/01/09                                    405,000        421,200
  Ana G Mendez University System Project,
  5.00%, Due 12/01/10                                    430,000        443,975
  Dr. Pila Hospital Project,
  5.875%, Due 8/01/12 (e)                                 70,000         73,150
  Hospital Auxilio Mutuo Project,
  5.50%, Due 7/01/17 (e)                                 215,000        231,663
  Hospital de la Concepcion Project,
  6.50%, Due 11/15/20                                     25,000         27,437
Puerto Rico Municipal Finance Agency GO
  Refunding, 5.625%, Due 8/01/10 (e)                      25,000         27,938
Puerto Rico Municipal Finance Agency
  Revenue Refunding, 5.00%, Due 7/01/08 (e)               20,000         21,625
Puerto Rico Public Buildings Authority
  Guaranteed Public Education and Health
  Facilities Revenue Refunding,
  5.60%, Due 7/01/08                                      25,000         27,531
Puerto Rico Public Buildings Authority
  Guaranteed Revenue, 5.00%, Due 7/01/13 (e)              10,000         10,487
                                                                     ----------
                                                                      5,014,528

                                                                              17


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Virgin Islands 13.3%
Tobacco Settlement Financing Corporation
  of the Virgin Islands Revenue,
  5.00%, Due 5/15/31                                  $1,325,000     $1,217,344
University of the Virgin Islands Refunding and
  Improvement Revenue, 5.30%,
  Due 12/01/08 (e)                                        20,000         21,650
Virgin Islands Public Finance Authority
  Revenue:
  5.50%, Due 10/01/04                                    800,000        846,000
  5.50%, Due 10/01/08 (e)                                300,000        327,375
  5.625, Due 10/01/10                                  1,270,000      1,341,438
  6.00%, Due 10/01/05                                  1,125,000      1,189,687
  6.00%, Due 10/01/07                                    500,000        528,750
                                                                     ----------
                                                                      5,472,244

Wisconsin 65.4%
Appleton, Wisconsin Housing Authority
  MFHR - Appleton Independent Housing
  LLC Project, 5.70%, Due 10/01/03                        10,000          9,438
Ashwaubenon, Wisconsin Community
  Development Authority Lease Revenue -
  Arena Project, 5.70%, Due 6/01/24                       10,000         10,375
Baraboo, Wisconsin Community Development
  Authority Housing Revenue Refunding:
  3.50%, Due 3/01/04                                      75,000         75,000
  3.75%, Due 3/01/05                                      75,000         74,906
  4.00%, Due 3/01/06                                      75,000         74,906
  4.50%, Due 3/01/08                                      65,000         64,919
  4.70%, Due 3/01/10                                      95,000         94,881
  4.80%, Due 3/01/11                                      80,000         79,600
Bristol, Wisconsin Community Development
  Authority Lease Revenue,
  6.125%, Due 3/01/12                                    795,000        874,500
Brown County, Wisconsin Housing Authority
  MFHR Refunding - River Park Terrace
  Project, 6.50%, Due 6/01/19                            750,000        705,937
Dane County, Wisconsin Housing Authority
  MFHR - Forest Harbor Apartments Project:
  5.85%, Due 7/01/11 (e)                                 125,000        127,656
  5.90%, Due 7/01/12 (e)                                 125,000        127,188
DeForest, Wisconsin Redevelopment
  Authority Redevelopment Lease
  Revenue, 6.25%, Due 2/01/18                          1,000,000      1,030,000
Franklin, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.70%, Due 4/01/05                       30,000         31,725
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.80%, Due 4/01/09                          600,000        606,000
Grant County, Wisconsin Housing Authority
  Revenue Refunding - Orchard Manor
  Project, 5.35%, Due 7/01/26                            510,000        501,712
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project:
  4.15%, Due 2/01/08 (e)                                  60,000         61,275
  4.45%, Due 2/01/11 (e)                                  10,000         10,175
Green Bay, Wisconsin Housing Authority
  MFHR Refunding - Pheasant Run Project,
  6.50%, Due 9/01/19                                     600,000        579,750
Green Bay, Wisconsin Redevelopment
  Authority Revenue - Bellin Memorial
  Hospital Project, 4.90%, Due 2/15/12                   500,000        493,750
Hartford, Wisconsin Community Development
  Authority Community Development
  Lease Revenue, 6.15%, Due 12/01/09                     240,000        250,500
Johnson Creek, Wisconsin Community
  Development Authority Community
  Development Lease Revenue,
  4.65%, Due 12/01/12                                    245,000        247,450
Kaukauna, Wisconsin Housing Authority
  Revenue Refunding - St. Paul Home, Inc.
  Project, 6.10%, Due 9/01/07                            200,000        200,988
Madison, Wisconsin Community
  Development Authority Lease Revenue -
  Monona Terrace Community Project,
  6.00%, Due 3/01/08                                       5,000          5,300
Madison, Wisconsin Community
  Development Authority Student Housing
  Revenue - Edgewood College Project,
  6.25%, Due 4/01/14                                     500,000        513,125
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue Refunding -
  2430 West Wisconsin Avenue Project:
  5.50%, Due 9/01/12 (e)                               1,000,000      1,044,410
  5.60%, Due 9/01/09 (e)                                 750,000        783,915
Milwaukee, Wisconsin Redevelopment
  Authority Lease Revenue - Pabst Theater
  Project, 3.50%, Due 9/01/04                            280,000        285,250
Milwaukee, Wisconsin Redevelopment
  Authority Revenue:
  Neighborhood Schools Project,
  4.875%, Due 8/01/21 (e)                              1,250,000      1,237,500
  YWCA Greater Milwaukee Project,
  4.70%, Due 6/01/09 (e)                                  55,000         55,963
Milwaukee, Wisconsin Redevelopment
  Authority Revenue Job Opportunity Bond
  Program - Dynapro Project,
  5.50%, Due 12/01/13                                     25,000         25,500
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project:
  Zero %, Due 11/01/03                                    65,000         61,587
  Zero %, Due 11/01/04                                    65,000         58,663
  Zero %, Due 5/01/05                                     70,000         61,775
  Zero %, Due 11/01/05                                    65,000         56,062
  Zero %, Due 5/01/06                                     70,000         57,925
  Zero %, Due 11/01/06                                    65,000         52,488
New Berlin, Wisconsin Housing Authority
  Revenue - Apple Glen Project,
  6.70%, Due 11/01/20                                    650,000        659,750
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood
  Creek Project:
  6.80%, Due 11/01/12                                    165,000        168,094
  6.85%, Due 5/01/13                                     160,000        162,800
  7.125%, Due 5/01/24                                  1,515,000      1,528,256
Oakfield, Wisconsin Community
  Development Authority Community
  Development Revenue Refunding:
  3.90%, Due 12/01/03                                     30,000         30,450
  4.10%, Due 12/01/05                                     30,000         30,638
  4.20%, Due 12/01/06                                     45,000         46,012
  5.40%, Due 12/01/21                                    350,000        353,062

--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue:
  4.00%, Due 6/01/03                                 $   50,000     $    51,050
  4.05%, Due 6/01/09                                    150,000         149,062
  4.15%, Due 6/01/07                                    100,000         102,125
  4.15%, Due 6/01/08                                    150,000         151,875
  4.60%, Due 6/01/14                                    135,000         133,819
  4.65%, Due 6/01/15                                    175,000         173,250
  4.90%, Due 6/01/18                                    200,000         194,750
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                    50,000          52,688
  5.875%, Due 12/01/11                                  635,000         658,812
Onalaska, Wisconsin Community
  Development Authority Revenue
  Refunding, 5.30%, Due 6/01/15                         210,000         215,250
Osceola, Wisconsin Redevelopment Authority
  Lease Revenue:
  4.65%, Due 12/01/10 (b)                               100,000         100,500
  4.75%, Due 12/01/11 (b)                               325,000         327,031
  5.15%, Due 12/01/15 (b)                               350,000         348,688
  5.375%, Due 12/01/20 (b)                              550,000         539,688
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue Refunding:
  3.50%, Due 12/01/05                                   105,000         105,394
  4.00%, Due 12/01/07                                    20,000          20,025
  4.125%, Due 12/01/08                                  135,000         135,000
  4.40%, Due 12/01/11                                   120,000         119,550
  4.50%, Due 12/01/12                                   160,000         160,000
Shorewood, Wisconsin Community
  Development Authority Tax Increment
  District Number 1 Community
  Development Lease Revenue Refunding,
  4.20%, Due 12/01/04                                    40,000          41,450
Southeast Wisconsin Professional Baseball Park
  District League Capital Appreciation COP:
  Zero %, Due 12/15/03 (c) (e)                           35,000          33,644
  Zero %, Due 12/15/13 (c) (e)                           90,000          52,087
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue:
  5.80%, Due 12/15/26 (Pre-Refunding
  at $101 on 3/13/07) (c) (e)                           270,000         301,050
  6.10%, Due 12/15/29 (Pre-Refunding
  at $100 on 12/15/04) (e)                               40,000          43,650
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue Refunding:
  5.00%, Due 12/15/06 (e)                                15,000          15,975
  5.50%, Due 12/15/09 (e)                               250,000         275,937
  5.50%, Due 12/15/11 (e)                               770,000         847,000
  5.50%, Due 12/15/12 (e)                               600,000         658,500
  5.50%, Due 12/15/15 (e)                             1,500,000       1,616,250
  5.50%, Due 12/15/16 (e)                             1,635,000       1,741,275
  5.50%, Due 12/15/18 (e)                               200,000         215,250
  5.50%, Due 12/15/26                                    15,000          15,731
Sturtevant, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue Refunding,
  4.60%, Due 12/01/10                                    75,000          75,656
Two Rivers, Wisconsin Community
  Development Authority Development
  Revenue Refunding - Architectural Forest
  Project, 6.35%, Due 12/15/12                          300,000         300,750
Watertown, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.00%, Due 5/01/18                     240,000         240,300
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20              750,000         690,000
Waukesha, Wisconsin Redevelopment
  Authority Development Revenue - Avalon
  Square, Inc. Project, 8.00%, Due 6/20/43              300,000         296,625
Wauwatosa, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Hawthorne Terrace Project:
  Zero %, Due 11/01/06                                  100,000          79,625
  Zero %, Due 5/01/07                                   105,000          80,719
  Zero %, Due 11/01/07                                  100,000          74,875
Wauwatosa, Wisconsin Housing Authority
  Revenue Refunding:
  Hawthorne Terrace Project,
  6.70%, Due 11/01/15                                 1,200,000       1,213,500
  San Camillo Project, 2.40%, Due 8/01/04 (e)           150,000         149,438
  San Camillo Project, 3.00%, Due 8/01/05 (e)           350,000         348,250
Wisconsin Center District Capital
  Appreciation Senior Dedicated Tax
  Revenue, Zero %, Due 12/15/10 (e)                      20,000          13,700
Wisconsin Center District Junior Dedicated
  Tax Revenue Refunding:
  5.25%, Due 12/15/13 (e)                                15,000          15,975
  5.25%, Due 12/15/19 (e)                                25,000          26,219
Wisconsin Center District Tax Revenue,
  5.75%, Due 12/15/27 (Pre-Refunding at
  $101 on 12/15/06)                                      80,000          89,600
                                                                    -----------
                                                                     26,902,744
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $39,915,438)                             40,126,329
-------------------------------------------------------------------------------
Variable Rate Put Bonds 1.3%
Wisconsin
Greenfield, Wisconsin Community
  Development Authority Housing Revenue -
  Layton Terrace Project, 4.60%, Due 9/01/23
  (Mandatory Put at $100 on 9/01/08) (e)                 20,000          20,025
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%, Due
  3/01/34 (Mandatory Put at $100 on 3/01/11) (e)        500,000         504,375
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $526,533)                           524,400
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.1%
Municipal Bonds 0.8%
Guam 0.1%
Guam Government GO, 5.625%, Due 9/01/02                  50,000          50,413

Wisconsin 0.7%
Baraboo, Wisconsin Community
  Development Authority Housing Revenue
  Refunding, 2.50%, Due 3/01/03                          75,000          74,918
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.40%, Due 4/01/03                          90,000          91,651
St.Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue Refunding,
  2.75%, Due 12/01/02                                    90,000          90,256

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Wisconsin Center District Capital
  Appreciation Senior Dedicated Tax
  Revenue, Zero %, Due 12/15/02 (e)                  $ 30,000        $   29,625
                                                                     ----------
                                                                        286,450
                                                                     ----------
Total Municipal Bonds                                                   336,863

Weekly Variable Rate Put Bonds 2.3%
Wisconsin
Delafield, Wisconsin Community
  Development Authority Revenue - University
  Lake School Project, 1.60%, Due 5/08/02 (e)         560,000           560,000
Milwaukee, Wisconsin Redevelopment
   Authority Redevelopment Revenue -
   American Society for Quality Project,
   1.65%, Due 5/08/02 (e)                             395,000           395,000
                                                                      ---------
Total Weekly Variable Rate Put Bonds                                    955,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,289,942)                        1,291,863
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $41,731,913) 102.0%            41,942,592
Other Assets and Liabilities, Net (2.0%)                               (828,294)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $41,114,298
===============================================================================

Futures
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
12 U.S. Treasury Bonds                  6/02       $1,227,750        $42,781

Sold:
12 Municipal Bonds                      6/02        1,249,875        (41,375)

--------------------------------------------------------------------------------
                      STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal            Value
                                                     Amount             (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 92.4%
Alabama 0.3%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  6.00%, Due 2/01/08 (Defaulted
  Effective 2/01/01)                                3,445,000           620,100

California 2.5%
San Francisco, California Redevelopment
  Agency Residential Facilities Revenue -
  Coventry Park Project,
  8.50%, Due 12/01/26                               5,000,000         4,875,000

Connecticut 0.7%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                               2,000,000           922,500
  Zero %, Due 9/01/18                               1,100,000           398,750
                                                                    -----------
                                                                      1,321,250

Florida 2.4%
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue,
  6.30%, Due 3/01/20                                4,045,000         3,842,750
Polk County, Florida HFA Subordinated
  Revenue - Lake Wales Gardens Project,
  Zero %, Due 4/01/20                               3,665,000           755,906
                                                                    -----------
                                                                      4,598,656

Georgia 4.6%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project,
  6.625%, Due 5/01/28                                 605,000           615,588
  Park Place Apartments Project,
  6.75%, Due 3/01/31                                6,000,000         5,580,000
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First
  Lien Revenue - King's Bridge Retirement
  Center, Inc. Project, 8.00%, Due 7/01/06            650,000           692,250
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                  730,000           630,537
  6.50%, Due 2/01/28                                1,750,000         1,478,750
                                                                    -----------
                                                                      8,997,125

Illinois 5.9%
Godfrey, Illinois Revenue - United Methodist
  Village Project, 5.875%, Due 11/15/29             5,000,000         4,106,250
Illinois HDA MFHR, 5.00%, Due 7/01/25 (c)           3,750,000         3,412,500
Riverdale, Illinois Environmental
  Improvement Revenue - Acme Metals, Inc.
  Project (Defaulted Effective 9/29/98):
  7.90%, Due 4/01/24                                2,500,000           750,000
  7.95%, Due 4/01/25                                5,000,000         1,500,000
Robbins, Illinois Resource Recovery
  Revenue - Restructuring Project:
  Series A, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                     5,480,468            82,207
  Series B, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                     2,144,531            32,168
  Series C, 7.25%, Due 10/15/09                     1,860,853           988,578
  Series D, Zero %, Due 10/15/09                    1,706,885           480,061
                                                                    -----------
                                                                     11,351,764

Indiana 8.6%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30                      18,200,000        13,650,000
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29                                3,155,000         3,147,113
                                                                    -----------
                                                                     16,797,113

Iowa 7.2%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place Project,
  5.875%, Due 7/01/28                               7,635,000         6,165,262
Iowa Finance Authority Elder Care Facility
  First Mortgage Revenue - Amity Fellowserve,
  Inc. Project, 6.00%, Due 10/01/28                 8,820,000         7,860,825
                                                                    -----------
                                                                     14,026,087

Kentucky 6.3%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29     2,865,000         2,582,081
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling,
  Inc. Project:
  6.00%, Due 5/01/23                                4,100,000         3,731,000
  7.65%, Due 5/01/16                                5,740,000         6,005,475
                                                                    -----------
                                                                     12,318,556

--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Louisiana 1.4%
Louisiana Public Facilities Authority
  Revenue - Progressive Healthcare Providers,
  Inc. Developmental Centers Project,
  6.375%, Due 10/01/28                             $3,350,000       $ 2,600,438

Massachusetts 5.9%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.50%, Due 12/01/19            1,735,000         1,379,325
Massachusetts Development Finance
  Agency Revenue:
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                                4,875,000         5,246,719
  Health Care Facility Alliance Project,
  7.10%, Due 7/01/32                                2,000,000         1,977,500
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro
  Health Foundation of Massachusetts, Inc.
  Project, 6.75%, Due 12/01/27                      3,000,000         2,853,750
                                                                    -----------
                                                                     11,457,294

Michigan 2.8%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central
  Wayne Energy Recovery LP Project
  (Defaulted Effective 7/01/01):
  6.90%, Due 7/01/19                                2,200,000         1,320,000
  7.00%, Due 7/01/27                                6,800,000         4,080,000
                                                                    -----------
                                                                      5,400,000

Minnesota 5.6%
Minneapolis & St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25 (Mandatory
  Put at $100 on 4/01/05)                           3,300,000         3,250,500
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project,
  6.60%, Due 6/01/36                                5,350,000         4,935,375
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project:
  5.50%, Due 11/01/09                               1,580,000         1,337,075
  Series A, 6.625%, Due 11/01/17                      755,000           637,031
  Series B, 6.625%, Due 11/01/17                      810,000           683,437
                                                                    -----------
                                                                     10,843,418

Montana 0.5%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                      1,000,000           965,000

New Hampshire 1.1%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC
  Project, 6.75%, Due 4/01/24                       2,375,000         2,179,063

New Jersey 3.5%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port
  Marine Terminal A Project, 8.00%, Due
  6/01/27 (Defaulted Effective 3/21/01)             4,890,000         1,467,000
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project,
  6.75%, Due 8/01/30                                5,000,000         4,125,000
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project:
  Zero %, Due 4/01/07                               1,025,000           799,500
  Zero %, Due 4/01/09                                 570,000           399,712
                                                                    -----------
                                                                      6,791,212

North Carolina 1.4%
Macon County, North Carolina HFC
  Revenue - Chestnut Hill Highlands
  Project, 8.50%, Due 7/01/27
  (Defaulted Effective 8/09/99)                     8,145,000         2,769,300

Ohio 1.5%
Cuyahoga County, Ohio MFHR -
  The Park Lane Apartments Project
  (Defaulted Effective 4/20/01):
  7.80%, Due 7/01/07                                  470,000           141,000
  7.90%, Due 7/01/12                                  680,000           204,000
  8.25%, Due 7/01/28                                1,930,000           579,000
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23           400,000           394,500
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding,
  5.50%, Due 2/01/07                                1,700,000         1,553,375
                                                                    -----------
                                                                      2,871,875

Pennsylvania 11.9%
Bucks County, Pennsylvania IDA CDR -
 Attleboro Associates, Ltd. Nursing Facility
 Project:
 8.00%, Due 12/01/05                                  430,000           441,825
 8.25%, Due 6/01/11                                 2,755,000         2,854,869
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage
  Revenue - GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                  530,000           426,650
  9.00%, Due 4/15/25                                5,860,000         4,695,325
Horsham, Pennsylvania IDA CDA Health
  Care Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                 440,000           443,850
  8.375%, Due 9/01/24                               6,000,000         6,090,000
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                  500,000           486,250
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue (Defaulted
  Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  8.00%, Due 9/01/27                                3,000,000         1,905,000
  RSI Properties/Greensburg LLC Project,
  8.00%, Due 9/01/27                                3,000,000         1,905,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  7.125%, Due 1/15/13                               1,000,000         1,026,250
Wilkinsburg, Pennsylvania Municipal
  Authority Health Facilities Revenue -
  Monroeville Christian Project,
  8.25%, Due 3/01/27                                2,990,000         2,911,513
                                                                    -----------
                                                                     23,186,532

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                   Shares or
                                                   Principal          Value
                                                    Amount           (Note 2)
--------------------------------------------------------------------------------
South Carolina 9.2%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/15                             $ 4,400,000      $  1,281,500
  Zero %, Due 1/01/16                               4,600,000         1,219,000
  Zero %, Due 1/01/17                               5,600,000         1,344,000
  Zero %, Due 1/01/18                               5,800,000         1,261,500
  Zero %, Due 1/01/19                               5,900,000         1,165,250
  Zero %, Due 1/01/23                               7,400,000           971,250
  Zero %, Due 1/01/24                               7,500,000           890,625
  Zero %, Due 1/01/25                               8,700,000           935,250
  Zero %, Due 1/01/26                               9,000,000           877,500
  Zero %, Due 1/01/27                               9,100,000           807,625
  Zero %, Due 1/01/28                               9,300,000           744,000
  Zero %, Due 1/01/29                              10,500,000           761,250
  Zero %, Due 1/01/30                              10,800,000           715,500
  Zero %, Due 1/01/31                              11,000,000           660,000
  Zero %, Due 1/01/32                              11,200,000           602,000
  Zero %, Due 1/01/33                              11,500,000           560,625
  Zero %, Due 1/01/34                              11,700,000           526,500
  Zero %, Due 1/01/35                              12,000,000           480,000
  Zero %, Due 1/01/36                              12,200,000           442,250
  Zero %, Due 1/01/37                              12,400,000           418,500
  Zero %, Due 1/01/38                              17,200,000           516,000
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14
  (Defaulted Effective 11/15/00)                    4,000,000           720,000
                                                                   ------------
                                                                     17,900,125

South Dakota 0.5%
Mobridge, South Dakota Health Care
  Facilities Revenue - Mobridge Regional
  Hospital Project, 6.50%, Due 12/01/22             1,110,000         1,039,237

Tennessee 0.5%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory
  Pointe Apartments Project,
  8.50%, Due 7/01/10                                1,015,000         1,031,494

Texas 4.0%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                3,426,651         3,429,975
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16        3,000,000         2,992,500
Red River Authority Sewer and Solid Waste
  Disposal Revenue - Excel Corporation
  Project, 6.10%, Due 2/01/22                       1,275,000         1,276,594
                                                                   ------------
                                                                      7,699,069
Virginia 0.7%
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.40%,
  Due 1/01/14 (Defaulted Effective 7/01/01)         1,750,000         1,312,500

Wisconsin 3.4%
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project, 8.40%,
  Due 4/01/12                                       4,290,000         4,590,300
Wisconsin Health and EFA Revenue -
  National Regency of New Berlin, Inc.
  Project, 8.00%, Due 8/15/25                       1,955,000         2,072,300
                                                                   ------------
                                                                      6,662,600
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $248,982,294)                           179,614,808
-------------------------------------------------------------------------------
Variable Rate Put Bonds 4.0%
Nebraska 0.3%
Kearney, Nebraska IDR - Great Platte River
  Road Project (Rate Reset Effective 1/01/06):
  Zero %, Due 1/01/11                               3,000,000           375,000
  Zero %, Due 1/01/17                               2,000,000           242,500
                                                                   ------------
                                                                        617,500

North Carolina 0.3%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05)
  (Defaulted Effective 8/24/00)                    15,000,000           600,000

Pennsylvania 1.3%
Sayre, Pennsylvania Health Care Facilities
  Authority Revenue - Guthrie Healthcare
  System Project, 1.00%, Due 12/01/31               2,500,000         2,543,750

Virginia 2.1%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding - Park
  at Landmark Project, 8.75%, Due 12/01/29
  (Mandatory Put at $100 on 7/01/05)                4,000,000         4,100,000
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $21,945,525)                      7,861,250
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.0%
Municipal Funds
Multiple States
Strong Municipal Money Market Fund (d)              3,965,000         3,965,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,965,000)                        3,965,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $274,892,819) 98.4%           191,441,058
Other Assets and Liabilities, Net 1.6%                                3,057,366
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $194,498,424
===============================================================================

FUTURES
--------------------------------------------------------------------------------

                                                   Underlying       Unrealized
                                  Expiration       Face Amount     Appreciation/
                                     Date           at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
50 U.S. Treasury Bonds               6/02         $5,115,625        $201,563

Sold:
50 Municipal Bonds                   6/02          5,207,813        (198,438)

--------------------------------------------------------------------------------

                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 68.1%
Alabama 0.9%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  5.875%, Due 2/01/06 (Defaulted
  Effective 2/01/01)                                   $6,510,000     $1,171,800

Alaska 1.9%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  5.875%, Due 12/01/04                                  1,050,000      1,051,313
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                           1,475,000      1,445,500
                                                                      ----------
                                                                       2,496,813

Arizona 0.8%
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project, 6.25%, Due 3/05/12              650,325        658,454
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03                                      390,000        383,783
                                                                      ----------
                                                                       1,042,237

California 0.7%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue,
  6.125%, Due 12/01/07                                  1,000,000        958,750

Colorado 2.8%
Black Hawk, Colorado Business Improvement
  District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09              945,000        952,088
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                                   1,270,000      1,260,475
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.70%, Due 9/15/05                                       85,000         85,850
  4.80%, Due 9/15/06                                      455,000        458,981
  4.90%, Due 9/15/07                                       20,000         20,000
Elk Valley Public Improvement Revenue,
   7.10%, Due 9/01/14                                   1,000,000        985,000
                                                                      ----------
                                                                       3,762,394

Connecticut 1.6%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                    500,000        483,125
Connecticut Health and EFA Revenue -
  New Opportunities for Waterbury, Inc.
  Project, 6.75%, Due 7/01/13                           1,205,000      1,209,712
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put
  at $100 on 12/01/08)                                    500,000        498,750
                                                                      ----------
                                                                       2,191,587

District of Columbia 0.8%
District of Columbia Revenue:
  American Geophysical Union Project,
  5.50%, Due 9/01/03                                      305,000        306,906
  Methodist Home Issue Project,
  4.80%, Due 1/01/05                                      755,000        740,844
                                                                      ----------
                                                                       1,047,750

Florida 1.7%
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Mandatory Put at $100 on 5/15/05)                    2,500,000      2,306,250
Orlando and Orange County, Florida
  Expressway Authority Revenue Refunding,
  5.95%, Due 7/01/23                                       10,000         10,075
                                                                      ----------
                                                                       2,316,325

Georgia 0.6%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                             775,000        771,125

Illinois 6.8%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                           1,000,000      1,025,000
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  American Airlines, Inc. Project,
  8.20%, Due 12/01/24                                     750,000        750,938
Chicago, Illinois Tax Increment - Sub-Central
  Loop Redevelopment Project,
  6.35%, Due 12/01/03                                   1,100,000      1,145,375
Crestwood, Illinois Tax Increment Revenue
  Refunding, 7.00%, Due 12/01/04                        1,000,000      1,047,500
Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial
  Hospital Project, 5.25%, Due 11/15/03                   255,000        253,088
Illinois DFA PCR Refunding - Central Illinois
  Public Service Project, 5.00%, Due 6/01/28
  (Mandatory Put at $100 on 12/01/06)                     310,000        311,550
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                      775,000        783,719
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                     1,800,000      1,611,000
Illinois Industrial PCFA Revenue - Olin
  Corporation Project, 6.875%, Due 3/01/04              1,085,000      1,097,119
Robbins, Illinois Resource Recovery
  Revenue - Restructuring Project,
  7.25%, Due 10/15/09                                     687,727        365,355
Upper Illinois River Valley Development
  Revenue - Morris Hospital Project,
  6.05%, Due 12/01/11                                     590,000        604,750
                                                                      ----------
                                                                       8,995,394

Indiana 3.4%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University
  Project, 5.05%, Due 10/01/03                          1,695,000      1,701,356
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10                           2,800,000      2,100,000
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                             750,000        751,875
                                                                      ----------
                                                                       4,553,231

Iowa 1.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%, Due
  7/01/28 (Mandatory Put at $100 on 7/01/05)              750,000        652,500


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                          April 30, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------

                       STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                                      Shares or                Value
                                                                   Principal Amount           (Note 2)
------------------------------------------------------------------------------------------------------
Harlan, Iowa Revenue - American Baptist
   Homes of the Midwest - Baptist Memorial
   Home Project, 5.875%, Due 5/15/23                                 $  920,000             $  690,000
                                                                                            ----------
                                                                                             1,342,500

Kansas 0.9%
Kansas Independent College Finance
   Authority Educational Facilities Revenue -
   Benedictine College Project,
   6.00%, Due 11/01/03                                                1,185,000              1,224,994

Kentucky 1.1%
Jefferson County, Kentucky Health Facilities
   Revenue Refunding - Beverly Enterprises,
   Inc. Project, 5.40%, Due 5/01/03                                     430,000                430,490
Kenton County, Kentucky Airport Board
   Special Facilities Revenue - Mesaba
   Aviation, Inc. Project, 6.00%, Due 7/01/05                           810,000                786,713
Kentucky EDFA Hospital System Refunding
   and Improvement Revenue - Appalachian
   Regional Healthcare, Inc. Project,
   5.10%, Due 10/01/03                                                  250,000                244,063
                                                                                            ----------
                                                                                             1,461,266

Louisiana 3.4%
Hodge, Louisiana Utility Revenue - Stone
   Container Corporation Project,
   9.00%, Due 3/01/10                                                    90,000                 90,853
Louisiana Public Facilities Authority
   Revenue - Progressive Healthcare
   Project, 6.25%, Due 10/01/11                                       1,190,000              1,071,000
Plaquemines, Louisiana Port Harbor and
   Terminal District Marine Terminal Facilities
   Revenue Refunding - Electro-Coal Transfer
   Project, 5.00%, Due 9/01/07:
   Series A                                                             300,000                304,125
   Series D                                                           1,000,000              1,013,750
West Feliciana Parish, Louisiana PCR - Gulf
   States Utilities Company III Project,
   7.70%, Due 12/01/14                                                2,000,000              2,063,460
                                                                                            ----------
                                                                                             4,543,188
Maryland 0.8%
Baltimore County, Maryland IDR -
   Barre-National, Inc. Equipment Project,
   6.875%, Due 7/01/09                                                1,200,000              1,096,500

Massachusetts 1.8%
Massachusetts Development Finance
   Agency Revenue:
   Developmental Disabilities, Inc.
   Project, 7.25%, Due 6/01/04                                          830,000                858,012
   Health Care Facility Alliance Project,
   6.50%, Due 7/01/03                                                   560,000                557,200
Massachusetts Health and EFA Revenue -
   Central New England Health System,
   5.75%, Due 8/01/07                                                   275,000                273,969
Massachusetts Industrial Finance Agency
   Health Care Facility Revenue - Metro
   Health Foundation of Massachusetts, Inc.
   Project, 6.25%, Due 12/01/03                                         760,000                753,350
                                                                                            ----------
                                                                                             2,442,531

Minnesota 3.4%
Burnsville, Minnesota CDR Refunding -
   Holiday Inn Project, 5.875%, Due 4/01/08                           1,430,000              1,432,974
Maplewood, Minnesota Health Care Facility
   Revenue - Health East Project,
   5.80%, Due 11/15/03                                                1,400,000              1,368,500
Minneapolis and St. Paul, Minnesota
   Metropolitan Airports Commission Special
   Facilities Revenue - Northwest Airlines
   Project, 6.50%, Due 4/01/25 (Mandatory
   Put at $100 on 4/01/05)                                            1,700,000              1,674,500
                                                                                            ----------
                                                                                             4,475,974

Missouri 5.2%
Chesterfield, Missouri Tax Increment Revenue
   Refunding and Improvement - Chesterfield
   Valley Project, 4.50%, Due 4/15/16 (b)                             1,250,000              1,250,200
Columbia, Missouri IDR - American Air Filter
   Company, Inc. Project, 7.45%, Due 7/01/04                            710,000                711,235
Ellisville, Missouri IDA IDR Refunding -
   Gambrill Gardens Project:
   5.10%, Due 6/01/05                                                   125,000                122,031
   5.20%, Due 6/01/06                                                   135,000                130,613
I-470 & 350 Transportation Development
   District Transportation Revenue:
   4.70%, Due 5/01/04                                                   315,000                316,181
   5.00%, Due 5/01/05                                                   100,000                100,625
   5.20%, Due 5/01/06                                                   375,000                377,344
Nevada,  Missouri Hospital Revenue -
   Nevada Regional Medical Center Project,
   6.00%, Due 10/01/07                                                1,295,000              1,291,762
St. Louis, Missouri Airport Revenue,
   6.00%, Due 1/01/06                                                 2,095,000              2,144,756
Saline County, Missouri IDA Health Facilities
   Revenue - John Fitzgibbon Memorial
   Hospital, Inc. Project, 5.75%, Due 12/01/03                          445,000                446,113
                                                                                            ----------
                                                                                             6,890,860

New Hampshire 0.4%
New Hampshire Higher Educational and
   Health Facilities Authority Revenue - New
   England College Project, 5.375%, Due 3/01/05                         535,000                534,331
New Jersey 0.9%
New Jersey EDA EDR Capital Appreciation -
   Kapkowski Road Project:
   Zero %, Due 4/01/04                                                  160,000                146,000
   Zero %, Due 4/01/05                                                  310,000                269,312
   Zero %, Due 4/01/06                                                1,020,000                841,500
                                                                                            ----------
                                                                                             1,256,812

New Mexico 3.4%
Pueblo of Sandia, New Mexico Improvement
   Facilities Revenue, 6.50%, Due 8/01/06                             2,765,000              2,823,756
Santa Fe County, New Mexico Project
   Revenue - El Castillo Retirement
   Residences Project, 5.80%, Due 5/15/18                             1,835,000              1,656,088
                                                                                            ----------
                                                                                             4,479,844

New York 2.4%
Monroe County, New York Industrial
   Development Agency Revenue - Empire
   Sports Project, 6.50%, Due 3/01/08                                 1,105,000                940,631
Nassau County, New York Industrial
   Development Agency Civic Facility Revenue:
   North Shore Health System Project,
   5.625%, Due 11/01/10                                               1,000,000                986,250
   Special Needs Pooled, 6.50%, Due 7/01/06                             705,000                705,881

--------------------------------------------------------------------------------

                                                                      Shares or
                                                                      Principal                  Value
                                                                       Amount                   (Note 2)
---------------------------------------------------------------------------------------------------------
Suffolk County, New York Industrial
   Development Agency Civic Facility Revenue:
   6.50%, Due 7/01/06                                                $  365,000                $  365,456
   6.875%, Due 7/01/10                                                  165,000                   164,794
                                                                                               ----------
                                                                                                3,163,012
North Carolina 1.1%
Fletcher, North Carolina First Mortgage
   Housing Revenue - Avery's View Retirement
   Facilities,  Inc. Project, 8.00%, Due 3/01/10
   (Defaulted Effective 8/24/00)                                      1,000,000                    40,000
North Carolina Eastern Municipal Power
   Agency Power System Revenue
   Refunding, 6.00%, Due 1/01/13                                      1,000,000                 1,026,230
North Carolina Municipal Power Agency
   Number 1 Catawba Electric Revenue
   Refunding, 6.00%, Due 1/01/04                                        350,000                   362,866
                                                                                               ----------
                                                                                                1,429,096
Ohio 1.1%
Cleveland, Ohio Airport Special Revenue
   Refunding - Continental Airlines, Inc.
   Project, 5.50%, Due 12/01/08                                         300,000                   274,125
Dayton, Ohio Special Facilities Revenue -
   AFCO Cargo Day LLC Project,
   5.875%, Due 4/01/04                                                  205,000                   204,487
Ohio Water Development Authority Facilities
   PCR Refunding - Cleveland Electric
   Illuminating Company Pollution Control
   Project, 5.58%, Due 6/15/33 (Mandatory
   Put at $100 on 6/15/04)                                            1,000,000                 1,017,500
                                                                                               ----------
                                                                                                1,496,112
Oklahoma 1.8%
Leflore County, Oklahoma Hospital Authority
   Hospital Revenue, 5.45%, Due 6/01/03                                 260,000                   258,008
Oklahoma DFA Revenue - Comanche County
   Hospital Project, 5.35%, Due 7/01/08                               1,100,000                 1,095,875
Tulsa, Oklahoma Municipal Airport Trust
   Revenue - American Airlines-AMR
   Corporation Project, 7.35%, Due 12/01/11                           1,000,000                   982,500
                                                                                               ----------
                                                                                                2,336,383
Pennsylvania 2.7%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue - Health
   System Project, 8.45%, Due 11/15/03                                1,200,000                 1,209,000
Bucks County, Pennsylvania IDA CDR -
   Attleboro Associates, Ltd. Nursing Facility
   Project, 8.00%, Due 12/01/05                                         810,000                   832,275
Clarion County, Pennsylvania IDA Health
   Facilities Revenue Refunding - Beverly
   Enterprises, Inc. Project, 5.50%, Due 5/01/03                        300,000                   300,486
Susquehanna, Pennsylvania Area Regional
   Airport Authority Airport Facilities
   Revenue - AERO Harrisburg LLC Project,
   5.25%, Due 1/01/09                                                 1,385,000                 1,269,006
                                                                                               ----------
                                                                                                3,610,767
South Dakota 0.3%
Lincoln County, South Dakota Revenue -
   American Baptist Homes of the Midwest-
   Trail Ridge Project, 5.875%, Due 11/15/21                            445,000                   354,331

Tennessee 1.9%
Johnson City, Tennessee Health and
   Educational Facilities Board Hospital First
   Mortgage Revenue - Mountain States
   Project, 5.25%, Due 7/01/26 (Mandatory
   Put at $100 on 7/01/04)                                            2,500,000                 2,512,500

Texas 5.4%
DeSoto, Texas IDA IDR - Wintergreen
   Commercial Partnership Project,
   7.00%, Due 1/01/17                                                 1,289,114                 1,290,364
Lubbock, Texas Health Facilities Development
   Corporation First Mortgage Revenue -
   Carillon, Inc. Project,  5.75%, Due 7/01/29
   (Mandatory Put at $100 on 7/01/04)                                 2,000,000                 1,997,500
Metro Health Facilities Development
   Corporation Revenue - Wilson N. Jones
   Memorial Hospital Project,
   6.375%, Due 1/01/07                                                1,300,000                 1,350,375
Tom Green County, Texas Health Facilities
   Development Corporation Hospital
   Revenue - Shannon Health System Project,
   5.60%, Due 5/15/06                                                   875,000                   890,313
Travis County, Texas Health Facilities
   Development Corporation Revenue
   Refunding - Ascension Health Credit
   Project, 5.75%, Due 11/15/07 (e)                                   1,000,000                 1,081,250
Weslaco, Texas Health Facilities Development
   Corporation Hospital Revenue - Knapp
   Medical Center Project, 5.00%, Due 6/01/07                           500,000                   501,250
                                                                                               ----------
                                                                                                7,111,052
Utah 1.1%
West Valley,  Utah Municipal Building
   Authority Lease Revenue Refunding -
   West Valley Event Center Project,
   5.85%, Due 5/01/06                                                 1,520,000                 1,520,000

Vermont 1.4%
Vermont Educational and Health Buildings
   Financing Agency Revenue:
   Health Care Facility - Copley Manor Project,
   5.40%, Due 4/01/06                                                   585,000                   510,413
   Vermont Council of Developmental and
   Mental Health Project, 6.20%, Due 12/15/05                         1,300,000                 1,288,625
                                                                                               ----------
                                                                                                1,799,038
Virgin Islands 0.4%
Virgin Islands Public Finance Authority
   Revenue, 6.00%, Due 10/01/06                                         500,000                   530,000

Virginia 0.8%
Alexandria, Virginia Redevelopment and
   Housing Authority MFHR Refunding -
   Park at Landmark Project, 8.75%,
   Due 12/01/29 (Mandatory Put at
   $100 on 7/01/05)                                                     320,000                   328,000
Hampton, Virginia Redevelopment and
   Housing Authority First Mortgage
   Revenue Refunding - Olde Hampton
   Project, 6.00%, Due 7/01/03                                          700,000                   702,625
                                                                                               ----------
                                                                                                1,030,625
Washington 0.8%
Spokane, Washington Downtown Foundation
   Parking Revenue - River Park Square
   Project, 5.00%, Due 8/01/08 (e)                                    1,000,000                 1,025,000

Wisconsin 1.8%
Madison, Wisconsin IDR - McCaughey
   Development Association Project,
   5.875%, Due 4/01/10                                                  820,000                   803,600
Wisconsin Health and EFA Revenue:
   Divine Savior Hospital Inc. Project,
   4.45%, Due 6/01/03                                                   225,000                   223,733

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Divine Savior Hospital Inc. Project,
  4.60%, Due 6/01/04                                 $  240,000     $   237,000
  Lutheran Home Project, 7.00%, Due 9/01/25              30,000          30,010
  National Regency of New Berlin, Inc.
  Project, 7.75%, Due 8/15/15                         1,000,000       1,052,500
                                                                    -----------
                                                                      2,346,843

Wyoming 0.8%
Teton County, Wyoming Hospital District
  Hospital Revenue - St. Johns Medical
  Center Project, 5.25%, Due 12/01/07 (b)             1,050,000       1,069,688
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $98,328,562)                             90,390,653
-------------------------------------------------------------------------------
Variable Rate Put Bonds 14.3%
Arizona 1.1%
Maricopa County, Arizona Pollution Control
  Corporation PCR - Public Service
  Company Project, 3.75%, Due 5/01/29                   500,000         500,350
Mohave County, Arizona IDA IDR - Citizens
  Utilities Company Project, 4.75%,
  Due 8/01/20 (Putable at $100 and
  Rate Reset Effective 8/01/07)                       1,000,000         948,750
                                                                    -----------
                                                                      1,449,100

District of Columbia 1.1%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.40%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/04)          1,500,000       1,531,875

Illinois 0.5%
Illinois DFA IDR - Citizens Utilities
  Company Project, 4.80%, Due 8/01/25
  (Putable at $100 and Rate Reset
  Effective on 8/01/07)                                 660,000         627,825

Montana 0.7%
Forsyth, Montana PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                             1,000,000         934,160

Nebraska 0.1%
Kearney, Nebraska IDR - Great Platte River
  Road Project,Zero %, Due 1/01/11
  (Rate Reset Effective 1/01/06)                      1,255,000         156,875

Nevada 1.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)                  2,100,000       2,029,776

New Hampshire 0.8%
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at
  $100 on 10/01/04)                                   1,000,000       1,023,750

New Jersey 2.2%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Mandatory Put at $100 on 5/15/04)                  3,000,000       2,947,500

Oklahoma 0.4%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.80%, Due 6/01/35 (Mandatory
  Put at $100 on 12/01/04)                              500,000         480,625

Pennsylvania 1.9%
Beaver County, Pennsylvania IDA PCR
  Refunding:
  Cleveland Electric Project, 4.60%,
  Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                                   1,000,000       1,006,250
  Toledo Edison Project, 4.85%, Due 6/01/30
  (Mandatory Put at $100 on 6/01/04)                  1,500,000       1,513,125
                                                                    -----------
                                                                      2,519,375

Texas 4.0%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at
  $100 on 11/15/03)                                   2,025,000       1,997,156
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project, 4.55%,
  Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                     500,000         503,125
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%, Due 5/01/27
  (Mandatory Put at $100 on 11/01/06)                 2,750,000       2,760,313
                                                                    -----------
                                                                      5,260,594
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $18,990,265)                     18,961,455
-------------------------------------------------------------------------------
Short-Term Investments (a) 18.9%
Municipal Bonds 12.7%
Arizona 1.9%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.15%, Due
  12/01/14 (Mandatory Put at $100 on 8/01/02)         2,500,000       2,513,375

Colorado 0.5%
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.40%, Due 9/15/02                                    380,000         381,820
  4.90%, Due 9/15/02                                    230,000         230,032
                                                                    -----------
                                                                        611,852

Illinois 0.3%
Illinois Health Facilities Authority Revenue -
  Riverside Health System Project,
  5.90%, Due 11/15/02                                   445,000         453,224

Iowa 1.2%
Iowa Higher Education Loan Authority
  RAN, 5.25%, Due 5/23/02                             1,650,000       1,651,518

Kansas 0.7%
Kansas Independent College Finance
  Authority RAN, 5.00%, Due 5/01/02                     300,000         300,027
Topeka, Kansas Industrial Revenue
  Refunding - Reser's Fine Foods, Inc.,
  5.20%, Due 4/01/03                                    300,000         299,511


--------------------------------------------------------------------------------
             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                        Shares or
                                                        Principal     Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project, 5.15%, Due 5/01/02                     $  390,000  $    390,000
                                                                   ------------
                                                                        989,538

Massachusetts 0.9%
Massachusetts Health and EFA Revenue -
  Saints Memorial Medical Center Project,
  5.50%, Due 10/01/02                                     665,000       663,936
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project, 4.60%, Due 12/01/02            500,000       490,315
                                                                   ------------
                                                                      1,154,251

Minnesota 0.8%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project,
  5.70%, Due 11/15/02                                   1,000,000       992,050
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  4.90%, Due 11/01/02                                     100,000        98,689
                                                                   ------------
                                                                      1,090,739

Missouri 0.1%
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project,
  4.80%, Due 6/01/02                                      110,000       109,922

New Jersey 0.5%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 6/01/02
  (Defaulted Effective 12/21/99)                        1,378,577       620,360

New York 0.2%
Rockland County, New York Industrial
  Development Agency Civic Facility
  Revenue - Dominican College Project,
  5.50%, Due 5/01/02                                      200,000       200,000

North Carolina 0.1%
North Carolina Medical Care Commission
  Health Care Facilities First Mortgage
  Revenue - DePaul Community Facilities
  Project, 5.75%, Due 1/01/03                              75,000        74,606

Ohio 2.2%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.25%, Due 12/01/02                          1,970,000     1,950,477
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project, 7.70%,
  Due 7/01/02 (Defaulted Effective 4/20/01)               145,000        43,500
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project, 5.375%,
  Due 2/01/22 (Putable at $100 on 2/01/03)              1,050,000       971,239
                                                                   ------------
                                                                      2,965,216

Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.25%, Due 6/01/02                    235,000       234,840

Pennsylvania 0.6%
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue (Defaulted Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  7.00%, Due 9/01/02                                      300,000       190,500
  RSI Properties/Greensburg LLC Project,
  7.00%, Due 9/01/02                                      300,000       190,500
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project,
  4.55%, Due 6/15/02                                      470,000       470,639
                                                                   ------------
                                                                        851,639

Virginia 1.7%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding - Park
  at Landmark Project, 8.50%, Due 12/01/29
  (Mandatory Put at $100 on 7/01/02)                    2,000,000     2,007,040
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.00%,
  Due 9/01/02 (Defaulted Effective 7/01/01)               250,000       187,500
                                                                   ------------
                                                                      2,194,540

Wisconsin 0.5%
Wisconsin Health and EFA Revenue - FH
  Healthcare Development, Inc. Project,
  5.00%, Due 11/15/02                                     695,000       695,167

Wyoming 0.3%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and
  Improvement, 4.85%, Due 12/01/02                        440,000       440,031
                                                                   ------------
Total Municipal Bonds                                                16,850,818

Variable Rate Put Bonds 2.5%
Ohio 0.7%
Ohio Water Development Authority Facilities
  PCR Refunding - Toledo Edison Company
  Project, 5.25%, Due 9/01/33 (Mandatory
  Put at $100 on 9/01/02)                                 900,000       902,592

Tennessee 1.8%
Shelby County, Tennessee Health, Educational
  and Housing Facilities Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%,
  Due 11/15/27 (Putable at $100 and Rate
  Reset Effective 11/15/02)                             2,450,000     2,445,492
                                                                   ------------
Total Variable Rate Put Bonds                                         3,348,084

Annual Variable Rate Put Bonds 1.1%
Arizona
Maricopa County, Arizona PCR -
  Arizona Public Service Company Project,
  3.75%, Due 4/08/03                                    1,500,000     1,501,050

Semi-Annual Variable Rate Put Bonds 0.6%
Kentucky
Scottsville, Kentucky IDR - Sumitomo
  Electric Wiring Systems, Inc. Project,
  3.40%, Due 11/01/02 (e)                                 750,000       750,000

Municipal Money Market Funds 2.0%
Multiple States
Strong Municipal Money Market Fund (d)                  2,620,000     2,620,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,855,792)                      25,069,952
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $142,174,619) 101.3%          134,422,060
Other Assets and Liabilities, Net (1.3%)                             (1,724,192)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $132,697,868
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG MUNICIPAL BOND FUND

                                                  Shares or
                                                  Principal       Value
                                                   Amount        (Note 2)
---------------------------------------------------------------------------
Municipal Bonds 80.1%
Alaska 1.7%
Northern Tobacco Securitization Corporation
   Tobacco Settlement Revenue,
   4.75%, Due 6/01/15                            $ 4,150,000    $ 4,067,000

Arizona 1.0%
Gilbert, Arizona IDA Nonprofit Revenue -
   Southwest Student Services Project,
   5.25%, Due 2/01/10                              1,545,000      1,485,131
Phoenix, Arizona IDA Mortgage Revenue
   Refunding - Christian Care Retirement
   Apartments, Inc. Project,
   6.25%, Due 1/01/16                                940,000        924,725
                                                                -----------
                                                                  2,409,856

Connecticut 0.3%
Connecticut Resources Recovery Authority
   Revenue Refunding - American Refunding -
   Fuel Company Project, 5.50%,  Due 11/15/15        790,000        770,250

Florida 1.1%
Capital Trust Agency Revenue - Seminole Tribe
   Convention Project, 6.00%, Due 10/01/17 (e)     2,715,000      2,633,550

Georgia 9.4%
Atlanta, Georgia Urban Residential Finance
   Authority MFHR - Evergreen Village
   Estates Project:
   5.875%, Due 5/01/07                               570,000        578,915
   6.375%, Due 5/01/17                             1,675,000      1,758,750
   6.50%, Due 5/01/27                              2,965,000      3,098,425
Colquitt County, Georgia Development
   Authority Revenue - Southern Care
   Corporation Facility Project,
   Zero %, Due 12/01/21                            7,270,000      2,071,950
Richmond County, Georgia Development
   Authority First Mortgage Revenue,
   Zero %, Due 12/01/21                           20,000,000      5,825,000
Washington, Georgia Wilkes Payroll
   Development Authority Subordinated
   Revenue - Southern Care Corporation
   Facility Project, Zero %, Due 12/01/21:
   Series A                                        8,125,000      2,356,250
   Series C                                       25,595,000      7,422,550
                                                                -----------
                                                                 23,111,840

Illinois 5.6%
Chicago, Illinois Housing Authority Capital
   Progress Revenue, 5.50%, Due 7/01/18            1,880,000      1,981,050
Chicago, Illinois O'Hare International
   Airport Special Facility Revenue
   Refunding - American Airlines, Inc.
   Project, 8.20%, Due 12/01/24                    2,475,000      2,478,094
Chicago, Illinois Tax Increment - Near
   South Redevelopment Project,
   5.00%, Due 11/15/07 (e)                         3,125,000      3,222,656
Crestwood, Illinois Tax Increment Revenue
   Refunding, 7.00%, Due 12/01/04                    910,000        953,225
Illinois DFA PCR Refunding - Central
   Illinois Public Service, 5.00%
   Due 6/01/28 (Mandatory Put at $100
   on 12/01/06)                                    1,930,000      1,939,650
Joliet, Will County, Illinois School District
   Number 86 GO, Zero %, Due 11/01/10 (e)          1,520,000      1,039,300
Oak Park, Illinois IDR - Prairie Court
   Project, 5.25%, Due 12/01/06                    2,001,000      2,048,524
                                                                -----------
                                                                 13,662,499

Indiana 0.6%
Indiana Health Facility Financing Authority
   Hospital Revenue - Methodist Hospital,
   Inc. Project, 5.25%, Due 9/15/09                1,415,000      1,471,600

Iowa 0.3%
Tobacco Settlement Authority of Iowa
   Tobacco Settlement Revenue,
   5.30%, Due 6/01/25                                835,000        733,756

Kansas 0.7%
Kansas DFA First Mortgage Revenue -
   Hartford Health Facility Project:
   5.875%, Due 4/01/22 (e)                         1,165,000      1,172,281
   6.125%, Due 4/01/12 (e)                           470,000        508,188
                                                                -----------
                                                                  1,680,469

Kentucky 0.0%
Carrollton and Henderson, Kentucky
   Public Energy Authority Gas Revenue,
   5.00%, Due 1/01/08                                 75,000         79,781

Louisiana 12.6%
Claiborne Parish, Louisiana Law Enforcement
   District Revenue - Claiborne Correctional
   Facilities Project, 6.25%, Due 3/01/19          7,285,000      7,476,231
New Orleans, Louisiana Regional Transit
   Authority Lease-Purchase Agreements,
   6.125%, Due 5/01/10:
   Lease M98147 (e)                               13,736,428     14,801,001
   Lease M98159 (e)                                1,292,101      1,392,239
Plaquemines, Louisiana Port Harbor and
   Terminal District Marine Terminal Facilities
   Revenue Refunding - Electro-Coal Transfer
   Corporation Project, 5.00%, Due 9/01/07         2,000,000      2,027,500
Tobacco Settlement Financing Corporation
   of Louisiana Revenue:
   5.50%, Due 5/15/30                              3,000,000      2,715,000
   5.875%, Due 5/15/39                             2,850,000      2,572,125
                                                                -----------
                                                                 30,984,096

Massachusetts 3.1%
Massachusetts Development Finance Agency
   Resource Recovery Revenue - Ogden
   Haverhill Project, 5.50%, Due 12/01/19          1,925,000      1,530,375
Massachusetts Industrial Finance Agency
   PCR Refunding - Eastern Edison Company
   Project, 5.875%, Due 8/01/08                    3,126,000      3,235,410
Municipal Tax-Exempt Trust Certificates,
   4.20%, Due 3/06/09 (e)                          2,800,000      2,793,000
                                                                -----------
                                                                  7,558,785

Michigan 3.5%
Michigan Hospital Finance Authority Revenue
   Refunding - Mclauren Obligation Group
   Project, 5.25%, Due 10/15/07                    1,410,000      1,450,537
Michigan Strategic Fund Exempt Facilities
   Revenue - Waste Management, Inc. Project,
   4.20%, Due 8/01/27 (Mandatory Put at
   $100 on 8/01/04)                                  881,000        889,810
Suburban Mobility Authority Regional
   Transportation Installment Purchase
   Agreement Revenue, 5.23%, Due 8/15/10           6,300,000      6,307,875
                                                                -----------
                                                                  8,648,222

--------------------------------------------------------------------------------

                                                                     Shares or              Value
                                                                     Principal             (Note 2)
                                                                       Amount
---------------------------------------------------------------------------------------------------
Minnesota 1.0%
St. Paul, Minnesota Housing and
   Redevelopment Authority Hospital Revenue -
   HealthEast Project, 6.625%, Due 11/01/17                        $ 3,055,000          $ 2,577,656

Missouri 2.3%
St. Louis, Missouri Airport Revenue:
   6.00%, Due 1/01/05                                                2,595,000            2,663,119
   6.00%, Due 1/01/06                                                  750,000              767,813
Springfield, Missouri Land Clearance
   Redevelopment Authority Industrial
   Revenue Refunding - University Plaza
   Project, 6.60%, Due 10/01/11                                      2,215,000            2,342,362
                                                                                        -----------
                                                                                          5,773,294
Montana 1.2%
Crow Finance Authority Tribal Purpose
   Revenue, 5.70%, Due 10/01/27                                      1,500,000            1,447,500
Miles City, Montana MFHR - Birchwood
   Properties LP Project, 6.75%, Due 5/01/29                         1,635,000            1,512,375
                                                                                        -----------
                                                                                          2,959,875
Nevada 0.5%
Clark County, Nevada IDR Refunding -
   Nevada Power Company Project,
   5.90%, Due 10/01/30                                               1,395,000            1,100,306

New Mexico 1.1%
Pueblo of Sandia, New Mexico Improvement
   Facilities Revenue, 6.50%, Due 8/01/06                            2,765,000            2,823,756

New York 0.6%
Nassau County, New York Industrial
   Development Agency Civic Facility
   Revenue, 6.875%, Due 7/01/10                                        260,000              259,675
New York, New York Industrial
   Development Agency Civic Facility
   Revenue, 6.875%, Due 7/01/10                                      1,230,000            1,228,463
                                                                                        -----------
                                                                                          1,488,138
North Dakota 2.5%
Richland County, North Dakota MFHR -
   Birchwood Properties LP Project,
   6.75%, Due 5/01/29                                                5,090,000            4,708,250
Three Affiliated Tribes of the Fort Berthold
   Reservation GO, 6.30%, Due 11/15/10                               1,515,000            1,522,575
                                                                                        -----------
                                                                                          6,230,825
Ohio 5.3%
Franklin County, Ohio EDR Refunding -
   Capitol South Community Urban
   Program, 4.85%, Due 6/01/06                                       1,330,000            1,359,925
Medina County, Ohio EDR MFHR - Camelot
   Place, Ltd. Project, 8.375%, Due 10/01/23                         3,800,000            3,747,750
Montgomery County, Ohio Health Care
   Facilities Revenue Refunding - Friendship
   Village of Dayton Project,
   6.25%, Due 2/01/22                                                1,250,000              987,500
Toledo, Ohio MFMR - Commodore Perry
   Apartments Project, 7.00%, Due 12/01/28                           7,485,000            6,942,337
                                                                                        -----------
                                                                                         13,037,512
Oklahoma 2.8%
Oklahoma County, Oklahoma Finance
   Authority First Mortgage MFHR - Multiple
   Apartments Project, 7.125%, Due 4/01/28
   (Defaulted Effective 7/31/00)                                    10,170,000            3,559,500
Oklahoma DFA Revenue - Comanche
   County Hospital Project,
   6.60%, Due 7/01/31                                                2,500,000            2,409,375
Shawnee, Oklahoma Hospital Authority
   Revenue - MidAmerica HealthCare, Inc.,
   8.00%, Due 4/01/04                                                  935,000              942,536
                                                                                        -----------
                                                                                          6,911,411
Oregon 0.7%
Cornelius, Oregon Improvement Special
   Assessment, 6.00%, Due 3/15/22                                    1,810,000            1,814,525

Pennsylvania 3.2%
Pennsylvania EDFA Qualified Residential
   Rent Project Revenue - 8.00%,
   Due 9/01/27 (Defaulted Effective 9/01/99):
   RSI Properties/Butler LLC Project                                 2,360,000            1,498,600
   RSI Properties/Greensburg LLC Project                             2,655,000            1,685,925
Philadelphia, Pennsylvania Hospitals and
   Higher EFA Revenue - Temple University
   Hospital Project, 6.50%, Due 11/15/08                             2,930,000            3,120,450
Scranton-Lackawanna, Pennsylvania Health
   and Welfare Authority Hospital Revenue -
   Marian Community Hospital Project,
   6.50%, Due 1/15/07                                                1,500,000            1,500,000
                                                                                        -----------
                                                                                          7,804,975
South Carolina 4.1%
Connector 2000 Association, Inc. Senior
   Capital Appreciation Toll Road Revenue -
   Greenville, South Carolina Southern
   Connector Project:
   Zero %, Due 1/01/12                                               3,900,000            1,672,125
   Zero %, Due 1/01/14                                               4,560,000            1,624,500
   Zero %, Due 1/01/15                                               1,000,000              325,000
   Zero %, Due 1/01/26 (e)                                          10,000,000            1,912,500
   Zero %, Due 1/01/28                                                 400,000               38,500
   Zero %, Due 1/01/32                                              12,350,000              833,625
   Zero %, Due 1/01/35                                                 100,000                5,125
Greenville County, South Carolina Airport
   Revenue - Donaldson Industrial Air Park
   Project, 6.125%, Due 10/01/17                                     3,000,000            2,985,000
Tobacco Settlement Revenue Management
   Authority of South Carolina Tobacco
   Settlement Revenue, 6.00%, Due 5/15/22                              730,000              740,038
                                                                                        -----------
                                                                                         10,136,413
South Dakota 1.1%
Sisseton-Wahpeton Sioux Tribe of the Lake
   Traverse Reservation GO:
   7.00%, Due 11/01/13                                                 740,000              778,850
   7.00%, Due 11/01/23                                               1,290,000            1,298,062
South Dakota EDFA EDR Pooled
   Loan Program - Midstates Printing, Inc.
   Project, 5.50%, Due 4/01/18                                         685,000              684,144
                                                                                        -----------
                                                                                          2,761,056
Tennessee 2.5%
Johnson City, Tennessee Health and
   Educational Facilities Board Hospital
   First Mortgage Revenue - Mountain
   States Project, 5.25%, Due 7/01/26
   (Mandatory Put at $100 on 7/01/04)                                3,710,000            3,728,550
Shelby County, Tennessee Health,
   Educational and Housing Facility Board
   Hospital Revenue Refunding - Methodist
   Healthcare Project, 6.50%, Due 9/01/26                            2,381,000            2,389,929
                                                                                        -----------
                                                                                          6,118,479

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Texas 5.3%
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - American Airlines, Inc. Project,
  7.25%, Due 11/01/30                                  $1,500,000  $  1,344,375
El Paso, Texas Property Finance Authority,
  Inc. SFMR - GNMA Mortgage-Backed
  Securities Program, 8.70%, Due 12/01/18 (e)             240,000       247,488
Harlandale, Texas Independent School
  District Capital Appreciation GO,
  Zero %, Due 8/15/14 (e)                               1,650,000       893,063
Harris County, Texas Health Facilities
  Development Corporation Revenue -
  Christus Health Project,
  5.25%, Due 7/01/07 (c)                                3,030,000     3,177,712
Mesquite, Texas Independent School
  District Capital Appreciation Refunding,
  Zero %, Due 8/15/09                                     340,000       246,925
Metro Health Facilities Development
  Corporation Revenue - Wilson N Jones
  Memorial Hospital Project:
  6.625%, Due 1/01/11                                   1,000,000     1,047,500
  7.20%, Due 1/01/21                                      975,000     1,024,969
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage
  Loans - Ranger Apartments Project,
  8.80%, Due 3/01/24 (e)                                1,160,000     1,273,100
Red River Authority Sewer and Solid Waste
  Disposal Revenue - Excel Corporation
  Project, 6.10%, Due 2/01/22                           2,500,000     2,503,125
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project,
  7.50%, Due 10/01/29                                   2,450,000     1,225,000
                                                                   ------------
                                                                     12,983,257

Utah 1.0%
Eagle Mountain, Utah Special Assessment
  Bonds, 5.90%, Due 12/15/07                            1,121,000     1,146,223
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments
  Project, 6.80%, Due 9/01/17                           1,304,000     1,307,260
                                                                   ------------
                                                                      2,453,483

Virginia 0.7%
Fauquier County, Virginia IDA Hospital
  Revenue:
  4.60%, Due 10/01/12 (e)                                 520,000       520,000
  4.75%, Due 10/01/13 (e)                               1,315,000     1,318,287
                                                                   ------------
                                                                      1,838,287

Washington 2.5%
Spokane, Washington Downtown
  Foundation Parking Revenue - River Park
  Square Project, 5.60%, Due 8/01/19 (e)                3,350,000     3,396,063
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project,
  5.80%, Due 11/01/17 (e)                               2,175,000     2,213,062
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project, 5.35%, Due
  7/01/14 (Mandatory Put at $100 on 7/01/05) (e)          615,000       618,844
                                                                   ------------
                                                                      6,227,969

Wisconsin 1.8%
Brown County, Wisconsin Housing Authority
  MFHR Refunding - River Park Terrace
  Project, 6.50%, Due 6/01/19                             250,000       235,313
Green Bay, Wisconsin Housing Authority
  MFHR Refunding - Pheasant Run Project,
  6.50%, Due 9/01/19                                      400,000       386,500
Oshkosh, Wisconsin IDR - Don Evans,
  Inc. Project:
  5.35%, Due 12/01/10                                     520,000       519,350
  5.50%, Due 12/01/11                                     390,000       388,538
Waterford, Wisconsin Graded Joint School
  District Number 1 GO Refunding,
  5.25%, Due 4/01/12                                       70,000        74,288
Wisconsin Health and EFA Revenue -
  Agnesian Healthcare, Inc. Project:
  5.00%, Due 7/01/04                                      250,000       257,812
  5.00%, Due 7/01/06                                      350,000       362,250
  5.10%, Due 7/01/08                                      705,000       719,981
  5.45%, Due 7/01/11                                      560,000       571,200
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project,
  6.25%, Due 2/15/10                                      891,000       941,119
                                                                   ------------
                                                                      4,456,351
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $210,595,956)                           197,309,272
-------------------------------------------------------------------------------
Variable Rate Put Bonds 17.0%
Colorado 1.0%
Northwest Parkway Public Highway
  Authority Revenue Capital Appreciation
  (Rate Reset Effective 6/15/11):
  Zero %, Due 6/15/12                                     995,000       646,750
  Zero %, Due 6/15/14                                     750,000       480,000
  Zero %, Due 6/15/16                                   2,290,000     1,436,975
                                                                   ------------
                                                                      2,563,725

Connecticut 0.5%
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put at
  $100 and Rate Reset Effective 12/01/08)               1,300,000     1,296,750

District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%,
  Due 8/15/31 (Mandatory Put at $100
  and Rate Reset Effective 2/15/06)                     2,265,000     2,375,419

Guam 0.6%
Guam EDA Capital Appreciation Revenue
  (Rate Reset Effective 11/15/07):
  Zero %, Due 5/15/08                                     785,000       612,300
  Zero %, Due 5/15/10                                     440,000       338,800
  Zero %, Due 5/15/11                                     755,000       582,294
                                                                   ------------
                                                                      1,533,394

Indiana 2.1%
Indiana DFA PCR Refunding - Southern
  Gas and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                      2,885,000     2,924,669
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06) (e)                                  2,100,000     2,142,000
                                                                   ------------
                                                                      5,066,669

Massachusetts 1.6%
Massachusetts Health and Educational
  Facilities Authority Revenue - Hillcrest
  Extended Care Project, 4.50%, Due
  10/01/26 (Mandatory Put at $100
  on 4/01/06) (e)                                       3,770,000     3,840,687

--------------------------------------------------------------------------------
                     STRONG MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Michigan 1.7%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.30%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/06)                                    $ 1,250,000  $ 1,315,625
  5.375%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/07)                                      2,810,000    2,954,012
                                                                    -----------
                                                                      4,269,637

Montana 0.1%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company 4.60%, Project,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                              250,000      233,540

New Hampshire 0.4%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                     1,000,000    1,017,500

New York 0.4%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                       925,000      928,469

Pennsylvania 1.0%
Sayre, Pennsylvania Health Care Facilities
  Authority Revenue - Guthrie Healthcare
  System Project, 1.00%, Due 12/01/31                    2,500,000    2,543,750

Tennessee 0.4%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR -
  Waste Management, Inc. Project, 4.10%,
  Due 8/01/31 (Mandatory Put at $100
  on 8/01/04)                                            1,000,000    1,000,000

Texas 5.3%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                     2,500,000    2,515,625
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 and Rate Reset Effective 4/01/04)                 3,750,000    3,787,500
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                      4,918,000    4,948,737
Sabine River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  5.50%, Due 5/01/22 (Mandatory Put at
  $100 on 11/01/11)                                      1,245,000    1,246,556
Trinity River Authority PCR Revenue - TXU
   Electric Company Project, 5.00%,
   Due 5/01/27 (Mandatory Put at $100
   on 11/01/06)                                            455,000      456,706
                                                                    -----------
                                                                     12,955,124
Wisconsin 0.9%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
   Put at $100 on 12/01/11)                              2,195,000    2,186,769
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $41,092,512)                     41,811,433
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.9%
Municipal Funds
Multiple States
Strong Municipal Money Market Fund (d)                   7,200,000    7,200,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,200,000)                        7,200,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $258,888,468) 100.0%          246,320,705
Other Assets and Liabilities, Net 0.0%                                   42,981
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $246,363,686
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                   Expiration      Face Amount     Appreciation
                                      Date          at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
100 U. S.  Treasury Bonds             6/02          $10,231,250       $410,813

Sold:
100 Municipal Bonds                   6/02           10,415,625       (407,125)


                      STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 61.8%
Alaska 2.2%
Alaska International Airport Revenue
  Refunding, 5.30%, Due 10/01/05 (e)                   $ 1,000,000   $ 1,048,750
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                    10,750,000    10,535,000
                                                                      ----------
                                                                      11,583,750
Arizona 1.4%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project, 4.65%, Due 2/15/07                     650,000       652,438
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%,  Due 1/01/04                                      370,000       379,250
Northern Arizona Capital Facilities Finance
  Corporation Student Housing Revenue -
  Northern Arizona University Project,
  4.00%, Due 8/01/33 (Mandatory Put at
  $100 on 10/30/04) (e)                                  2,205,000     2,254,613
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort
  Apache Timber Company Project,
  6.25%,  Due 3/05/12                                    4,000,000     4,050,000
                                                                     -----------
                                                                       7,336,301

California 1.5%
ABAG Finance Authority for Nonprofit Corporations
  Revenue - San Diego Hospital Association Project,
  6.00%, Due 8/15/05                                     2,795,000     2,997,638

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
California Public Works Board High
  Technology Facilities Lease Revenue - San
  Jose Facilities Project, 7.75%,  Due 8/01/06          $  850,000  $   939,250
Sierra View Local Health Care District
   Revenue Refunding, 5.00%, Due 7/01/06 (e)             1,200,000    1,254,000
Tobacco Securitization Authority of
  Southern California Tobacco
  Settlement Revenue, 5.25%, Due 6/01/27                 2,900,000    2,820,250
                                                                    -----------
                                                                      8,011,138
Colorado 0.3%
Colorado Educational and Cultural
  Facilities Authority Revenue Refunding -
  Colorado Public Radio Project:
  2.40%, Due 7/01/03                                       205,000      204,231
  3.10%, Due 7/01/04                                       210,000      208,163
  3.60%, Due 7/01/05                                       115,000      114,569
  4.00%, Due 7/01/06                                       200,000      199,500
Colorado Health Facilities Authority
  Hospital Revenue - Parkview Medical
  Center Project:
  4.90%, Due 9/01/03                                       215,000      220,375
  5.50%, Due 9/01/05                                       630,000      667,012
  5.50%, Due 9/01/06                                       205,000      217,556
                                                                    -----------
                                                                      1,831,406
Connecticut 1.0%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin
  System Bristol Project:
  6.125%, Due 7/01/03                                    2,430,000    2,347,988
  6.50%, Due 7/01/14                                     1,570,000    1,499,350
Mohegan Tribe Indians Gaming Authority
   Public Improvement Revenue,
   5.50%, Due 1/01/06                                    1,600,000    1,652,000
                                                                    -----------
                                                                      5,499,338

Florida 3.7%
Brevard County, Florida HFA
  Homeowner Mortgage Revenue
  Refunding, 6.50%, Due 9/01/22 (e)                      1,000,000    1,082,500
Capital Projects Finance Authority Solid
  Waste Disposal Revenue Capital Projects
  Loan Program - Peerless Dade, Inc.
  Project, 7.50%, Due 11/01/18
  (Defaulted Effective 2/20/01)                          3,000,000    1,050,000
Duval County, Florida HFA MFHR -
  Lindsay Terrace Apartments Project,
  5.00%, Due 1/01/12 (e)                                 1,455,000    1,469,550
Escambia County, Florida HFA SFMR
  Refunding - Multi County Project,
  6.95%, Due 4/01/24 (e)                                 3,000,000    3,270,000
Jacksonville, Florida Electric Authority
  Revenue - Water and Sewer System
  Project, 6.125%, Due 10/01/39                          1,250,000    1,362,500
Jacksonville, Florida Electric Authority
  Revenue Refunding - St. John River
  Project, 5.30%, Due 10/01/08                           1,000,000    1,034,360
Manatee County, Florida HFA SFMR
  Refunding, 6.50%, Due 11/01/23 (e)                     1,170,000    1,278,225
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount
  Sinai Medical Center Project, 5.50%,
  Due 11/15/35 (Mandatory Put at $100
  on 5/15/05)                                            7,370,000    6,798,825
Miami Beach, Florida Redevelopment
  Agency Incremental Tax Revenue,
  9.125%, Due 12/01/04                                   2,210,000    2,241,095
                                                                    -----------
                                                                     19,587,055
Hawaii 0.3%
Hawaii Housing, Finance and Development
  Corporation SFMR, 4.85%, Due 7/01/29                   1,745,000    1,755,906

Illinois 6.0%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                            1,090,000    1,117,250
Chicago, Illinois Housing Authority Capital
  Progress Revenue, 5.50%, Due 7/01/18                   8,000,000    8,430,000
Chicago, Illinois O'Hare International
  Airport Revenue Refunding:
  5.60%, Due 1/01/07                                     1,200,000    1,240,524
  5.70%, Due 1/01/08                                       500,000      516,305
Chicago, Illinois O'Hare International
  Airport Special Facility Revenue
  Refunding - American Airlines, Inc.
  Project, 8.20%, Due 12/01/24                           4,380,000    4,385,475
Godley, Illinois Park District GO:
  3.65%, Due 12/01/04                                      340,000      339,575
  5.50%, Due 12/01/04                                      325,000      341,656
Illinois DFA PCR Refunding - Central
  Illinois Public Service Project, 5.00%,
  Due 6/01/28 (Mandatory Put at $100
  on 12/01/06)                                           3,000,000    3,015,000
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                             875,000      895,781
Illinois Health Facilities Authority Revenue:
  Covenant Retirement Communities
  Project, 7.60%, Due 12/01/12                             750,000      778,087
  Decatur Memorial Hospital Project,
  4.20%, Due 10/01/05                                      320,000      326,800
  Memorial Medical Center Systems
  Project, 5.25%, Due 10/01/09 (e)                         625,000      671,875

Kane, Cook and Du Page Counties,
  Illinois School District Number 46 Elgin
  Lease Purchase, 6.07%, Due 6/21/05                     2,027,699    2,113,876
Naperville City, Du Page and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association
  Project, 5.70%, Due 5/01/04 (e)                        1,455,000    1,502,288
Oak Park, Illinois IDR - Prairie Court
  Project, 5.25%, Due 12/01/06                           5,000,000    5,118,750
Onterie Center HFC Mortgage
  Revenue Refunding - Onterie
  Center Project, 7.05%, Due 7/01/27 (e)                 1,000,000    1,025,530
                                                                    -----------
                                                                     31,818,772
Indiana 1.7%
Rockport, Indiana PCR Refunding -
  Indiana Michigan Power Company
  Project, 7.60%, Due 3/01/16                            4,500,000    4,587,660
Steuben Lakes Regional Waste District
  BAN Revenue, 4.65%, Due 1/01/05                        4,570,000    4,581,425
                                                                    -----------
                                                                      9,169,085
Iowa 0.5%
Des Moines, Iowa Hospital Revenue
  Refunding, 7.00%, Due 11/15/07                         2,595,000    2,909,644

--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Kansas 0.6%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                                  $3,000,000   $ 3,101,250

Kentucky 3.2%
Ashland, Kentucky PCR Refunding - Ashland
  Oil, Inc. Project, 6.65%, Due 8/01/09                 3,000,000     3,073,410
Logan and Todd Counties, Kentucky
  Regional Water Commission BAN
  Revenue, 5.50%, Due 8/01/03                           6,000,000     6,045,180
Louisville and Jefferson Counties, Kentucky
  Regional Airport Authority Airport System
  Revenue, 5.50%, Due 7/01/07                           2,075,000     2,158,000
Nelson County, Kentucky Industrial
  Building Revenue - Mabex Universal
  Corporation Project, 6.50%, Due 4/01/05 (e)           2,540,000     2,692,400
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association
  of Counties Leasing Trust Program,
  6.50%, Due 3/01/19                                    3,000,000     3,093,390
                                                                    -----------
                                                                     17,062,380

Louisiana 1.1%
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal
  Transfer Project, 5.00%, Due 9/01/07:
  Series A                                              3,845,000     3,897,869
  Series D                                              1,802,000     1,826,777
                                                                    -----------
                                                                      5,724,646

Massachusetts 3.1%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.35%, Due 12/01/15                1,210,000       981,613
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research, 4.595%, Due 10/15/03             2,845,964     2,856,636
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison
  Company Project, 5.875%, Due 8/01/08                  4,500,000     4,657,500
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project,
  4.70%, Due 12/01/03                                   1,000,000       955,000
Massachusetts Industrial Finance Agency
  Water Treatment Revenue - Massachusetts-
  American Hingham Project,
  6.25%, Due 12/01/10                                   3,620,000     3,868,875
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06 (e)                                2,889,780     2,918,677
                                                                    -----------
                                                                     16,238,301

Michigan 3.4%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  5.75%, Due 7/01/03                                    1,615,000     1,653,356
  6.00%, Due 7/01/04                                    1,005,000     1,046,456
  6.00%, Due 7/01/05                                      510,000       535,500
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                             715,000       725,725
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc.
  Project, 4.20%, Due 8/01/27 (Mandatory
  Put at $100 on 8/01/04)                               6,500,000     6,565,000
Pontiac, Michigan Tax Increment Finance
  Authority Revenue Refunding,
  4.00%, Due 6/01/05 (e)                                  215,000       217,419
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10                 7,229,096     7,238,133
                                                                    -----------
                                                                     17,981,589

Minnesota 1.7%
Minnesota Agricultural and Economic
  Development Board Revenue - Evangelical
  Lutheran Project, 5.00%, Due 2/01/07                    160,000       163,600
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                                  5,755,000     4,855,781
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking
  Revenue - Allina Health System Gold
  Ramp Project, 4.95%, Due 3/01/06                      4,000,000     4,145,000
                                                                    -----------
                                                                      9,164,381

Mississippi 1.5%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05 (c)                                8,000,000     8,090,000

Missouri 2.3%
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16 (b)                4,475,000     4,475,716
Missouri Environmental Improvement and
  Energy Resources Authority Revenue -
  Kansas City Power & Light Company
  Project, 3.90%, Due 1/02/12 (Mandatory
  Put at $100 on 9/01/04)                               2,516,000     2,544,305
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/04                                    1,000,000     1,031,250
  6.00%, Due 1/01/06                                    2,250,000     2,303,437
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                          1,790,000     1,930,963
                                                                    -----------
                                                                     12,285,671

Nevada 0.3%
Reno-Sparks, Nevada Convention and Visitors
  Authority Limited Obligation Refunding,
  6.40%, Due 11/01/03                                   1,530,000     1,562,512

New Jersey 0.7%
New Jersey Health Care Facilities Financing
  Authority Revenue - Jersey City Medical
  Center Project, 4.80%, Due 8/01/21 (e)                1,500,000     1,513,125
Pequannock, New Jersey River Basin Regional
  Sewer Authority GO Revenue Refunding,
  5.00%, Due 12/01/06 (b) (e)                           1,920,000     2,011,200
                                                                    -----------
                                                                      3,524,325

New Mexico 1.2%
New Mexico Educational Assistance
  Foundation Student Revenue Refunding,
  7.05%, Due 3/01/10                                      560,000       592,900


SCHEDULES OF INVESTMENTS INSECURITIES (continued)     April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              $5,765,000     $ 5,887,506
                                                                     -----------
                                                                       6,480,406

New York 0.9%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.50%, Due 11/01/04                         1,545,000       1,545,000
New Rochelle, New York Municipal
  Housing Authority Mortgage Revenue,
  4.70%, Due 12/01/03                                    685,000         697,844
New York Environmental Facilities
  Corporation Water Pollution Control
  Revolving Fund Revenue - Pilgrim State
  Sewage Treatment Project,
  5.625%, Due 3/15/04                                    400,000         409,700
New York, New York Industrial
  Development Agency Civic Facility
  Revenue, 6.50%, Due 7/01/06                          2,255,000       2,257,819
                                                                     -----------
                                                                       4,910,363

North Carolina 1.4%
North Carolina Eastern Municipal Power
  Agency Power System Revenue,
  6.00%, Due 1/01/09                                   1,800,000       1,935,000
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding:
  6.00%, Due 1/01/06 (e)                                 790,000         849,250
  6.00%, Due 1/01/13                                   4,435,000       4,551,330
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                    115,000         128,800
                                                                     -----------
                                                                       7,464,380

Ohio 2.7%
Beavercreek, Ohio City School District
  TAN, 4.00%, Due 12/01/05                             2,070,000       2,088,113
Belmont County, Ohio Health System
  Revenue Refunding and Improvement -
  East Ohio Regional Hospital Project,
  5.00%, Due 1/01/05 (e)                               1,105,000       1,143,675
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/03                                     815,000         859,825
  6.53%, Due 3/15/04                                     840,000         895,650
  6.53%, Due 9/15/04                                     865,000         936,362
Ohio Air Quality Development Authority
  Collateralized PCR Refunding - The
  Cleveland Electric Illuminating Company
  Project, 8.00%, Due 12/01/13 (e)                     3,000,000       3,102,990
Rickenbacker, Ohio Port Authority Capital
  Funding Revenue, 3.90%, Due 5/01/04 (e)              5,000,000       5,075,000
                                                                     -----------
                                                                      14,101,615

Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche
  County Hospital Project,
  5.35%, Due 7/01/08                                   1,100,000       1,095,875

Oregon 0.6%
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                             3,345,000       3,386,813

Pennsylvania 3.1%
Luzerne County, Pennsylvania IDA Exempt
  Facilities Revenue - Pennsylvania Gas
  and Water Company Project,
  7.125%, Due 12/01/22                                 2,000,000       2,069,320
Pennsylvania EDFA Revenue -
  Northwestern Human Services Project,
  4.875%, Due 6/01/08 (e)                              3,295,000       3,435,037
Philadelphia, Pennsylvania Authority for
  Industrial Development Lease Revenue,
  5.25%, Due 10/01/10 (e)                                365,000         396,938
Philadelphia, Pennsylvania Municipal
  Authority Revenue Refunding,
  6.00%, Due 7/15/03                                     765,000         776,475
Southern Chester County, Pennsylvania
  Health and Higher Education Authority
  Mortgage Revenue - Jenner's Pond
  Retirement Community Project,
  5.15%, Due 11/01/03:
  Series 1998                                          6,000,000       5,917,500
  Series 1999                                          4,000,000       3,945,000
                                                                     -----------
                                                                      16,540,270

Puerto Rico 0.4%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04               1,107,237       1,152,910
Commonwealth of Puerto Rico Tourist
  Educational, Medical and Environmental
  Control Facilities Revenue Refunding -
  Ana G. Mendez University System Project:
  4.00%, Due 12/01/04                                    325,000         330,281
  4.50%, Due 12/01/05                                    340,000         350,625
  4.50%, Due 12/01/06                                    355,000         366,094
                                                                     -----------
                                                                       2,199,910

South Carolina 0.5%
Fairfield County, South Carolina PCR -
  South Carolina Electric and Gas Company
  Project, 6.50%, Due 9/01/14                          2,400,000       2,490,144
South Dakota 0.2%
South Dakota EDFA EDR Refunding -
  Pooled Loan Program-Technical
  Ordinance Project, 5.75%, Due 4/01/07                  925,000         953,240
South Dakota Health and EFA Revenue -
  Sioux Valley Hospital and Health System
  Project, 5.00%, Due 11/01/05                           345,000         361,819
                                                                     -----------
                                                                       1,315,059
Tennessee 2.1%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                              7,875,000       7,914,375
Knox County, Tennessee Health, Educational
  and Housing Facilities Revenue
  Refunding - Catholic Healthcare Project,
  4.50%, Due 10/01/06                                  1,645,000       1,721,081
Municipal Energy Acquisition Corporation
  Gas Revenue, 4.125%, Due 3/01/09                       200,000         198,000
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                                  1,585,000       1,412,631
                                                                     -----------
                                                                      11,246,087

--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal         Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Texas 7.3%
Alliance Airport Authority, Inc. Special
  Facilities Revenue - American Airlines,
  Inc. Project, 7.50%, Due 12/01/29                   $1,081,000    $  1,006,681
Austin, Texas Utility System Revenue
  Refunding, 5.375%, Due 11/15/05                      1,500,000       1,570,575
Dallas-Fort Worth, Texas International
  Airport Facility Improvement
  Corporation Revenue - American Airlines,
  Inc. Project, 7.25%, Due 11/01/30                    1,500,000       1,344,375
Dallas-Fort Worth, Texas Regional Airport
  Joint Revenue Refunding - Dallas-Fort
  Worth International Airport Project,
  5.90%, Due 11/01/08 (e)                              1,000,000       1,058,750
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06                    5,855,000       4,903,563
Harris County, Texas Health Facilities
  Development Corporation Revenue:
  Christus Health Project,
  5.25%, Due 7/01/07                                   4,925,000       5,165,094
  St. Lukes Episcopal Hospital Revenue,
  5.25%, Due 2/15/07                                   1,000,000       1,057,500
Harris County, Texas HFC MFHR - Bryant
  Development Project,6.37%, Due 9/01/05                 364,629         368,731
Lewisville, Texas Combination Contract
  Special Assessment Revenue - Castle Hills
  Number 3 Project, 4.125%, Due 5/01/31
  (Mandatory Put at $100 on 11/01/06) (e)              2,250,000       2,258,437
Munimae Trust Certificates,
  4.40%, Due 8/24/09 (e)                               5,165,000       5,177,913
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05                                   3,425,000       3,626,219
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                                   515,000         523,369
  6.375%, Due 10/01/11                                 2,735,000       2,769,187
Robstown, Texas COP, 7.75%, Due 10/01/12                  30,000          30,296
Titus County, Texas Fresh Water Supply
  District Number 1 Pollution Revenue
  Refunding - Southwestern Electric Power
  Company Project, 8.20%, Due 8/01/11                  1,500,000       1,536,300
Travis County, Texas Health Facilities
  Development Corporation Revenue
  Refunding - Ascension Health Credit Project:
  5.00%, Due 11/15/05 (e)                              1,000,000       1,047,500
  5.75%, Due 11/15/07 (e)                              4,000,000       4,325,000
Weslaco, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Knapp Medical Center Project,
  5.00%, Due 6/01/07                                     840,000         842,100
                                                                    ------------
                                                                      38,611,590

Utah 0.8%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding -
  West Valley Event Center Project:
  5.65%, Due 5/01/03                                   1,130,000       1,130,000
  5.70%, Due 5/01/04                                   1,195,000       1,195,000
  5.75%, Due 5/01/05                                   1,260,000       1,260,000
  6.00%, Due 5/01/07                                     725,000         725,000
                                                                    ------------
                                                                       4,310,000

Virgin Islands 0.6%
Virgin Islands Public Finance Authority
  Revenue:
  6.00%, Due 10/01/05                                    570,000         602,775
  6.00%, Due 10/01/06                                  1,000,000       1,060,000
  6.00%, Due 10/01/07                                  1,250,000       1,321,875
                                                                    ------------
                                                                       2,984,650

Virginia 0.1%
Fauquier County, Virginia IDA Hospital
  Revenue, 5.00%, Due 10/01/07 (e)                       345,000         365,269

Washington 0.9%
Port Vancouver, Washington GO,
  6.00%, Due 12/01/04 (e)                                100,000         107,125
Spokane, Washington Public Facilities
  District Hotel, Motel and Sales Use Tax
  Revenue Refunding, 5.00%, Due 12/01/04 (e)             705,000         744,656
Spokane, Washington Sewer Revenue
  Refunding, 5.30%, Due 5/01/09                        2,500,000       2,562,800
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                                  1,200,000       1,186,500
                                                                    ------------
                                                                       4,601,081

West Virginia 0.6%
Weirton, West Virginia Municipal Hospital
  Building Commission Revenue -
  Weirton Medical Center Project,
  4.50%, Due 12/01/05                                  2,000,000       2,027,500
West Virginia Public Energy Authority
  Energy Revenue - Morgantown Associates
  Project, 5.05%, Due 7/01/08 (e)                      1,000,000       1,035,000
                                                                    ------------
                                                                       3,062,500

Wisconsin 1.5%
Oshkosh, Wisconsin IDR - Don Evans,
  Inc. Project:
  4.85%, Due 12/01/07 (e)                                570,000         572,137
  5.05%, Due 12/01/08 (e)                                605,000         605,756
  5.20%, Due 12/01/09 (e)                                650,000         650,000
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                   1,030,000       1,034,913
Stevens Point, Wisconsin Community
  Development Authority Housing Mortgage
  Revenue, 6.50%, Due 9/01/09                             25,000          28,312
Wisconsin Health and EFA Revenue - Divine
  Savior Healthcare Project, 4.45%,
  Due 5/01/07 (b) (e)                                    175,000         174,563
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project:
  4.00%, Due 2/15/04                                     300,000         301,125
  4.50%, Due 2/15/06                                     200,000         200,500
  5.25%, Due 2/15/05                                     300,000         309,375
  5.75%, Due 2/15/07                                     350,000         364,438
Wisconsin Health and EFA Revenue -
  National Regency of New Berlin,Inc.
  Project, 7.75%, Due 8/15/15                          3,515,000       3,699,537
                                                                    ------------
                                                                       7,940,656

Wyoming 0.2%
Uinta County, Wyoming School District
  Number 1 GO Refunding,
  4.90%, Due 6/01/04 (e)                               1,255,000       1,303,631
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $330,312,377)                            328,647,749
--------------------------------------------------------------------------------
Variable Rate Put Bonds 25.7%
Arizona 1.3%
Maricopa County, Arizona IDA IDR -
  Citizens Utilities Company Project,
  4.75%, Due 8/01/20 (Putable at $100 and
  Rate Reset Effective 8/01/07)                       1,000,000          948,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2002  (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project:
  5.25%, Due 6/01/16 (Mandatory Put
  at $100 on 6/01/04)                                 $3,300,000    $ 3,254,625
  6.00%, Due 6/01/17 (Mandatory Put
  at $100 on 12/01/03)                                 2,700,000      2,710,125
                                                                    -----------
                                                                      6,913,500

California 0.3%
California Communities Development
  Authority Revenue - Kaiser Permanente
  Project, 4.35%, Due 11/01/36 (Mandatory
  Put at $100 on 3/01/07) (b)                            735,000        736,837
Pasadena, California Notes,
  5.27%, Due 12/19/06                                    601,625        615,914
                                                                    -----------
                                                                      1,352,751
Connecticut 0.2%
Connecticut Development Authority IDR -
  The Olympic Hotel Corporation Project,
  4.325%, Due 8/01/03                                  1,165,771      1,168,686

District of Columbia 1.1%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.40%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/04)                                       500,000        510,625
  6.80%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/06)                                     5,000,000      5,243,750
                                                                    -----------
                                                                      5,754,375
Georgia 0.9%
Marietta, Georgia Authority MFHR Refunding:
  Wood Glen Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04) (b)                  10,000         10,050
  Wood Knoll Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04) (b)               4,935,000      4,959,675
                                                                    -----------
                                                                      4,969,725
Illinois 0.1%
Illinois DFA IDR - Citizens Utilities
  Company Project, 4.80%, Due 8/01/25
  (Putable at $100 and Rate Reset
  Effective 8/01/07)                                     340,000        323,425

Indiana 1.3%
Indiana DFA PCR Refunding - Southern
  Gas and Electric Project (Mandatory Put
  at $100 on 3/01/06):
  4.75%, Due 3/01/25                                   4,000,000      4,055,000
  5.00%, Due 3/01/30                                   2,800,000      2,856,000
                                                                    -----------
                                                                      6,911,000
Iowa 0.9%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)                  4,895,000      4,986,781

Massachusetts 1.6%
Massachusetts Development Finance Agency
  First Mortgage Revenue - LaSell Village
  Project, 5.625%, Due 12/01/28
  (Mandatory Put at $100 on 12/01/03)                  3,500,000      3,460,625
Massachusetts Health and Educational
  Facilities Authority Revenue - Hillcrest
  Extended Care Project, 4.50%, Due 10/01/26
  (Mandatory Put at $100 on 4/01/06) (e)               5,000,000      5,093,750
                                                                    -----------
                                                                      8,554,375
Michigan 2.3%
Dickinson County, Michigan EDC Solid
  Waste Disposal Revenue Refunding -
  Champion International Corporation
  Project, 6.55%, Due 3/01/07                          3,000,000      3,091,500
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.05%, Due 11/15/33 (Mandatory Put
  at $100 on 11/15/04)                                 7,160,000      7,446,400
  5.30%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/06)                                    1,600,000      1,684,000
                                                                    -----------
                                                                     12,221,900

Mississippi 0.4%
Moss Point, Mississippi Redevelopment
  Authority Urban Development Revenue -
  Jackson County Motel Project,
  5.50%, Due 8/01/05 (e)                               2,190,000      2,196,307

Montana 0.3%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Putable at $100 on 5/01/03)             1,500,000      1,401,240

Nevada 1.7%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03) (e)               9,420,000      9,104,995

New Hampshire 0.8%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                   2,000,000      2,035,000
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at
  $100 on 10/01/04)                                    2,000,000      2,047,500
                                                                    -----------
                                                                      4,082,500

Ohio 1.9%
Ohio Air Quality Development Authority
  PCR - Ohio Edison Project, 5.80%,
  Due 6/01/16 (Mandatory Put at
  $100 on 12/01/04)                                    1,525,000      1,565,031
Ohio Air Quality Development Authority
  Revenue Refunding - Toledo Edison
  Company Pollution Control Project,
  5.10%, Due 9/01/33 (Mandatory Put at
  $100 on 9/01/03)                                     1,000,000        995,000
Ohio Water Development Authority
  Facilities PCR Refunding - Ohio Edison
  Company Project:
  4.30%, Due 6/01/33 (Mandatory Put
  at $100 on 6/01/03)                                  2,000,000      1,994,320
  4.40%, Due 6/01/33 (Mandatory Put
  at $100 on 12/01/03)                                 3,000,000      2,992,500
Perry County, Ohio Nursing Facilities
  Revenue Refunding - New Lexington
  Health Care Project, 6.50%, Due 9/01/10
  (Mandatory Put at $100 on 9/01/03) (e)               2,235,000      2,256,590
                                                                    -----------
                                                                      9,803,441

Oklahoma 0.2%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.80%, Due 6/01/35 (Mandatory
  Put at $100 on 12/01/04)                             1,300,000      1,249,625

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Oregon 0.4%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  4.60%, Due 5/01/33 (Mandatory Project,
  Put at $100 on 5/01/03)                             $2,500,000   $  2,335,400

Pennsylvania 2.2%
Beaver County, Pennsylvania IDA PCR
  Refunding:
  Cleveland Electric 4.60%, Project,
  Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                                    5,000,000      5,031,250
  Ohio Edison Company Project, 4.65%,
  Due 6/01/33 (Mandatory Put at
  $100 on 6/01/04)                                     6,760,000      6,836,050
                                                                   ------------
                                                                     11,867,300

South Carolina 0.5%
South Carolina Jobs - EDA EDR Refunding
  EXTRAS - Westminster Presbyterian
  Center, Inc. Project, 5.20%, Due 11/15/28
  (Putable at $100 and Rate Reset
  Effective 11/15/03)                                  2,455,000      2,491,825

Texas 5.7%
Bexar County, Texas HFC MFHR - Park
   Ridge Apartments Project, 5.50%, Due
   5/01/35 (Mandatory Put at $100 on 5/01/03)          4,775,000      4,786,842
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                   4,875,000      4,905,469
Brazos River Authority PCR Refunding -
   Texas Utilities Electric Company Project,
   4.95%, Due 10/01/30 (Mandatory Put
   at $100 on 4/01/04)                                 5,250,000      5,302,500
Lancaster, Texas HFC MFHR - Intervest -
   Lancaster Project:
   3.42%, Due 6/15/04                                  2,894,423      2,905,277
   3.776%,Due 6/15/04                                    373,113        374,512
Matagorda County, Texas Navigational
   District Number 1 PCR Refunding -
   Central Power & Light Company Project,
   4.55%, Due 11/01/29 (Mandatory Put
   at $100 on 11/01/06)                                7,430,000      7,476,438
Trinity River Authority PCR Revenue -
   TXU Electric Company Project, 5.00%,
   Due 5/01/27 (Mandatory Put at
   $100 on 11/01/06)                                   4,750,000      4,767,812
                                                                   ------------
                                                                     30,518,850

Virginia  1.2%
Chesterfield County, Virginia IDA Revenue -
   Bon Secours Health Systems Project,
   5.70%, Due 11/15/30 (Mandatory Put
   at $100 on 11/15/03)                                4,000,000      4,150,000
Henrico County, Virginia EDA Revenue -
   Bon Secours Health System Project,
   5.75%, Due 11/15/30 (Mandatory Put
   at $100 on 11/15/04)                                2,000,000      2,105,000
                                                                   ------------
                                                                      6,255,000

Washington 0.4%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, Due 7/01/68 5.70%,
  (Mandatory Put at $100 on 7/01/08)                   1,865,000      2,009,538
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $135,391,186)                   136,472,539
-------------------------------------------------------------------------------
Short-Term Investments (a) 13.3%
Municipal Bonds 2.9%
Colorado 0.2%
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding - Housing
  Project, 5.45%, Due 7/01/02                            220,000        220,227
Montrose County, Colorado COP,
  6.10%, Due 6/15/02                                   1,000,000      1,005,100
                                                                   ------------
                                                                      1,225,327

Kansas 0.3%
Kansas Independent College Finance
  Authority RAN, 5.00%, Due 5/01/02                    1,500,000      1,500,135

Massachusetts 0.1%
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project, 4.60%, Due 12/01/02           500,000        490,315

Minnesota 1.0%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project,
  5.70%, Due 11/15/02                                  1,740,000      1,726,167
Woodbury, Minnesota Lease Revenue -
  Minnesota Math and Science Academy
  Project, 5.50%, Due 11/01/28 (Mandatory
  Put at $100 on 5/01/02)                              3,525,000      3,525,000
                                                                   ------------
                                                                      5,251,167

Missouri  0.3%
St. Louis, Missouri Airport Revenue,
  6.25%, Due 1/01/03                                   1,500,000      1,531,110

Ohio 0.6%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/02                1,240,000      1,264,155
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/02                                     760,000        773,049
  6.53%, Due 3/15/03                                     785,000        813,095
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 5.15%, Due 2/01/03          480,000        477,197
                                                                     ----------
                                                                      3,327,496

Texas 0.1%
Robstown,  Texas COP, 7.75%, Due 10/01/12
  (Pre-Refunding at $100 on 10/01/02)                    410,000        419,832

Utah 0.1%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding -
  West Valley Event Center Project,
  8.25%, Due 5/01/02                                     820,000        820,000

Washington 0.2%
Sumner, Washington Local Improvement
  District BAN, 3.50%, Due 5/01/02                     1,000,000      1,000,050

Wisconsin 0.0%
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project,
  4.75%, Due 2/15/03                                     100,000        101,069
                                                                    -----------
Total Municipal Bonds                                                15,666,501



SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                 April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------

                     STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                                   Shares or
                                                                   Principal         Value
                                                                     Amount         (Note 2)
---------------------------------------------------------------------------------------------
Variable Rate Put Bonds 4.0%
Alabama 0.6%
Selma, Alabama IDB PCR - International
  Paper Company Project (Mandatory Put
  at $100 on 7/15/02):
  4.25%, Due 7/15/06                                              $  800,000     $    801,976
  4.25%, Due 7/15/08                                               2,150,000        2,150,000
                                                                                 ------------
                                                                                    2,951,976

Georgia 1.1%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford
  Factory Square Apartments Project,
  6.00%, Due 12/01/30 (Mandatory Put
  at $100 on 12/01/02)                                             5,655,000        5,681,748

Ohio 0.2%
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100
  and Rate Reset Effective 2/01/03)                                1,050,000          971,239

Texas 2.1%
Brazos River Authority Revenue Refunding -
  Reliant Energy, Inc. Project, 5.20%,
  Due 12/01/18 (Mandatory Put at
  $100 on 12/01/02)                                                4,000,000        4,057,800
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 5.50%, Due 4/01/13 (Putable
  at $100 on 10/01/02)                                             7,280,000        7,289,610
                                                                                 ------------
                                                                                   11,347,410
                                                                                 ------------
Total Variable Rate Put Bonds                                                      20,952,373

Annual Variable Rate Put Bonds 2.0%
Arizona 0.7%
Maricopa County, Arizona PCR - Arizona
  Public Service Company Project,
  3.75%, Due 4/8/03                                                3,800,000        3,802,660

Illinois 0.6%
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project, 5.35%,
  Due 4/01/28 (Mandatory Put at $100 on
  10/01/02) (Defaulted Effective 11/01/01)                         3,745,000        3,375,818

Missouri 0.7%
Jackson County, Missouri IDA MFHR -
  Pine Valley Apartments Project, 5.625%,
  Due 3/01/28 (Mandatory Put at $100
  on 9/01/02)                                                      3,720,000        3,534,000
                                                                                 ------------
Total Annual Variable Rate Put Bonds                                               10,712,478

Weekly Variable Rate Put Bonds 1.2%
Oregon
Lane County, Oregon Sewer Disposal
  Revenue - Weyerhaeuser Company
  Project, 3.93%, Due 5/08/02                                      4,200,000        4,200,000

Oregon EDR Department Solid Waste
  Disposal - Weyerhaeuser Company
  Project, 3.93%, Due 5/08/02                                      2,000,000        2,000,000
                                                                                 ------------
Total Weekly Variable Rate Put Bonds                                                6,200,000

Municipal Funds 3.2%
Multiple States
Strong Municipal Money Market Fund (d)                            17,017,000       17,017,000
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $70,891,667)                                  $ 70,548,352
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $536,595,230) 100.8%                        535,668,640
Other Assets and Liabilities, Net (0.8%)                                           (4,023,118)
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                $531,645,522
=============================================================================================

FUTURES
-------------------------------------------------------------------------------------------
                                                            Underlying
                                           Expiration       Face Amount        Unrealized
                                              Date            at Value        Appreciation
-------------------------------------------------------------------------------------------
Sold:
50 Five-Year U.S. Treasury Notes              6/02          $5,302,344            $781


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                        (In Thousands, Except Per Share Amounts)

                                                                          Strong Intermediate  Strong Wisconsin
                                                                          Municipal Bond Fund   Tax-Free Fund
                                                                          -------------------  ----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $11,546 and $41,732, respectively)            $11,601            $41,943
    Affiliated Issuers (Cost of $193 and $0, respectively)                          193                 --
  Receivable for Securities Sold                                                     30                 --
  Interest and Dividends Receivable                                                 104                705
  Variation Margin Receivable                                                        --                  3
  Other Assets                                                                        4                 19
                                                                                -------            -------
  Total Assets                                                                   11,932             42,670

Liabilities:
  Payable for Securities Purchased                                                1,965              1,377
  Payable for Fund Shares Redeemed                                                   --                 15
  Dividends Payable                                                                  20                164
  Accrued Operating Expenses and Other Liabilities                                    2                 --
                                                                                -------            -------
  Total Liabilities                                                               1,987              1,556
                                                                                -------            -------
Net Assets                                                                       $9,945            $41,114
                                                                                 ======            =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                  $9,872            $40,760
  Undistributed Net Realized Gain                                                    18                142
  Net Unrealized Appreciation                                                        55                212
                                                                                 ------            -------
  Net Assets                                                                     $9,945            $41,114
                                                                                 ======            =======
  Capital Shares Outstanding (Unlimited Number Authorized)                          970              3,992

Net Asset Value Per Share                                                        $10.25             $10.30
                                                                                 ======             ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                      (In Thousands, Except Per Share Amounts)

                                                                              Strong            Strong
                                                                             High-Yield       Short-Term
                                                                             Municipal        High Yield
                                                                             Bond Fund      Municipal Fund
                                                                             ----------     --------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $270,928 and $139,555, respectively)        $187,476         $131,802
    Affiliated Issuers (Cost of $3,965 and $2,620, respectively)                 3,965            2,620
  Receivable for Securities Sold                                                 4,070              278
  Receivable for Fund Shares Sold                                                    1               26
  Interest and Dividends Receivable                                              2,613            2,446
  Variation Margin Receivable                                                       11               --
  Other Assets                                                                      16               75
                                                                              --------         --------
  Total Assets                                                                 198,152          137,247

Liabilities:
  Payable for Securities Purchased                                               2,471            3,996
  Payable for Fund Shares Redeemed                                                  95                5
  Dividends Payable                                                                811              528
  Accrued Operating Expenses and Other Liabilities                                 277               20
                                                                              --------         --------
  Total Liabilities                                                              3,654            4,549
                                                                              --------         --------
Net Assets                                                                    $194,498         $132,698
                                                                              ========         ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                               $318,750         $143,625
  Accumulated Net Investment Loss                                                 (582)            (173)
  Accumulated Net Realized Loss                                                (40,221)          (3,001)
  Net Unrealized Depreciation                                                  (83,449)          (7,753)
                                                                              --------         --------
  Net Assets                                                                  $194,498         $132,698
                                                                              ========         ========
  Capital Shares Outstanding (Unlimited Number Authorized)                      26,056           14,048

Net Asset Value Per Share                                                        $7.46            $9.45
                                                                                 =====            =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                            (In Thousands, Except Per Share Amounts)

                                                                           Strong Municipal        Strong Short-Term
                                                                              Bond Fund           Municipal Bond Fund
                                                                           ----------------       -------------------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $251,688 and $519,578, respectively)        $239,121                 $518,652
     Affiliated Issuers (Cost of $7,200 and $17,017 respectively)                 7,200                   17,017
   Receivable for Securities Sold                                                 5,885                   11,380
   Receivable for Fund Shares Sold                                                    2                    1,620
   Interest and Dividends Receivable                                              4,090                    8,686
   Paydown Receivable                                                                --                      715
   Variation Margin Receivable                                                       22                       --
   Other Assets                                                                     127                       12
                                                                               --------                 --------
   Total Assets                                                                 256,447                  558,082

Liabilities:
   Payable for Securities Purchased                                               9,143                   22,992
   Payable for Fund Shares Redeemed                                                  10                    1,404
   Dividends Payable                                                                876                    1,885
   Variation Margin Payable                                                          --                        2
   Accrued Operating Expenses and Other Liabilities                                  54                      153
                                                                               --------                 --------
   Total Liabilities                                                             10,083                   26,436
                                                                               --------                 --------
Net Assets                                                                     $246,364                 $531,646
                                                                               ========                 ========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                               $306,585                 $544,715
   Accumulated Net Investment Loss                                                   --                      (9)
   Accumulated Net Realized Loss                                                (47,657)                 (12,134)
   Net Unrealized Depreciation                                                  (12,564)                    (926)
                                                                               --------                 --------
   Net Assets                                                                  $246,364                 $531,646
                                                                               ========                 ========
   Capital Shares Outstanding (Unlimited Number Authorized)                      28,363                   54,534

Net Asset Value Per Share                                                         $8.69                    $9.75
                                                                                  =====                    =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                                   (In Thousands)

                                                                                Strong          Strong
                                                                             Intermediate     Wisconsin
                                                                            Municipal Bond     Tax-Free
                                                                                 Fund            Fund
                                                                            --------------    ---------
Income:
   Interest                                                                      $ 75            $809
   Dividends - Unaffiliated                                                         1              --
   Dividends - Affiliated                                                           3              --
                                                                                 ----            ----
   Total Income                                                                    79             809

Expenses:
   Investment Advisory Fees                                                         6              63
   Administrative Fees                                                              5              48
   Custodian Fees                                                                   2               3
   Shareholder Servicing Costs                                                     --              10
   Professional Fees                                                                4               4
   Federal and State Registration Fees                                             22              24
   12b-1 Fees                                                                       4              43
   Other                                                                            1              11
                                                                                 ----            ----
   Total Expenses before Expense Offsets                                           44             206
   Expense Offsets (Note 4)                                                       (44)           (206)
                                                                                 ----            ----
   Expenses, Net                                                                   --              --
                                                                                 ----            ----
Net Investment Income                                                              79             809

Realized and Unrealized Gain (Loss):
   Net Realized Gain on:
     Investments                                                                   18              85
     Futures Contracts                                                             --              50
                                                                                 ----            ----
     Net Realized Gain                                                             18             135
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                   27            (242)
     Futures Contracts                                                             --               2
                                                                                 ----            ----
     Net Change in Unrealized Appreciation/Depreciation                            27            (240)
                                                                                 ----            ----
Net Gain (Loss) on Investments                                                     45            (105)
                                                                                 ----            ----
Net Increase in Net Assets Resulting from Operations                             $124            $704
                                                                                 ====            ====

42
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                      (In Thousands)

                                                                  Strong           Strong
                                                                High-Yield       Short-Term
                                                                 Municipal       High Yield
                                                                 Bond Fund     Municipal Fund
                                                                ----------     --------------
Income:
   Interest                                                       $ 6,734          $3,528
   Dividends - Affiliated Issuers                                      64              29
                                                                  -------          ------
   Total Income                                                     6,798           3,557

Expenses:
   Investment Advisory Fees                                           409             231
   Administrative Fees                                                316             181
   Custodian Fees                                                       9               6
   Shareholder Servicing Costs                                        122              31
   Professional Fees                                                  183               3
   Federal and State Registration Fees                                 22              40
   Other                                                               50               6
                                                                  -------          ------
   Total Expenses before Expense Offsets                            1,111             498
   Expense Offsets (Note 4)                                            (4)             (1)
                                                                  -------          ------
   Expenses, Net                                                    1,107             497
                                                                  -------          ------
Net Investment Income                                               5,691           3,060

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                   (4,701)            484
     Futures Contracts                                                 (4)             30
                                                                  -------          ------
     Net Realized Gain (Loss)                                      (4,705)            514
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                  (16,007)         (2,092)
     Futures Contracts                                                 91             111
                                                                  -------          ------
     Net Change in Unrealized Appreciation/Depreciation           (15,916)         (1,981)
                                                                  -------          ------
Net Loss on Investments                                           (20,621)         (1,467)
                                                                  -------          ------
Net Increase (Decrease) in Net Assets Resulting from Operations  ($14,930)         $1,593
                                                                  =======          ======

                                                                              43

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)


                                                                         (In Thousands)

                                                                                      Strong
                                                                     Strong         Short-Term
                                                                 Municipal Bond   Municipal Bond
                                                                      Fund             Fund
                                                                 --------------   --------------
Income:
   Interest                                                          $6,623           $12,300
   Dividends - Unaffiliated                                              44                --
   Dividends -  Affiliated                                               46               182
                                                                     ------           -------
   Total Income                                                       6,713            12,482

Expenses:
   Investment Advisory Fees                                             433               637
   Administrative Fees                                                  337               692
   Custodian Fees                                                        12                18
   Shareholder Servicing Costs                                          128               136
   Professional Fees                                                    177                10
   Other                                                                 62                82
                                                                     ------           -------
   Total Expenses before Expense Offsets                              1,149             1,575
   Expense Offsets (Note 4)                                              (4)               (6)
                                                                     ------           -------
   Expenses, Net                                                      1,145             1,569
                                                                     ------           -------
Net Investment Income                                                 5,568            10,913

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                     (1,460)            1,569
     Futures Contracts                                                  136               496
                                                                     ------           -------
     Net Realized Gain (Loss)                                        (1,324)            2,065
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                     (4,953)           (4,706)
     Futures Contracts                                                  291               680
                                                                     ------           -------
     Net Change in Unrealized Appreciation/Depreciation              (4,662)           (4,026)
                                                                     ------           -------
Net Loss on Investments                                              (5,986)           (1,961)
                                                                     ------           -------
Net Increase (Decrease) in Net Assets Resulting from Operations     ($  418)          $ 8,952
                                                                     ======           =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------=-----------------------------------------------

                                                                                     (In Thousands)

                                                           Strong Intermediate Municipal
                                                                     Bond Fund                 Strong Wisconsin Tax-Free Fund
                                                         ---------------------------------    ---------------------------------
                                                         Six Months Ended    Period Ended     Six Months Ended    Period Ended
                                                          April 30, 2002     Oct. 31, 2001     April 30, 2002     Oct. 31, 2001
                                                         ----------------    -------------    ----------------    -------------
                                                           (Unaudited)         (Note 1)         (Unaudited)         (Note 1)
Operations:
   Net Investment Income                                      $   79            $   17             $   809           $   359
   Net Realized Gain                                              18                 7                 135                28
   Net Change in Unrealized Appreciation/Depreciation             27                28                (240)              453
                                                              ------            ------             -------           -------
   Net Increase in Net Assets Resulting from Operations          124                52                 704               840

Distributions:
   From Net Investment Income                                    (79)              (17)               (809)             (359)
   From Net Realized Gains                                        (7)               --                 (22)               --
                                                              ------            ------             -------           -------
   Total Distributions                                           (86)              (17)               (831)             (359)

Capital Share Transactions (Note 5):
   Net Increase in Net Assets from
    Capital Share Transactions                                 7,902             1,970              13,451            27,309
                                                              ------            ------             -------           -------

Total Increase in Net Assets                                   7,940             2,005              13,324            27,790

Net Assets:
   Beginning of Period                                         2,005                --              27,790                --
                                                              ------            ------             -------           -------
   End of Period                                              $9,945            $2,005             $41,114           $27,790
                                                              ======            ======             =======           =======



                                                            Strong High-Yield Municipal         Strong Short-Term High Yield
                                                                     Bond Fund                         Municipal Fund
                                                         ------------------------------       ---------------------------------
                                                         Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                          April 30, 2002     Oct. 31, 2001     April 30, 2002     Oct. 31, 2001
                                                         ----------------    -------------    ----------------    -------------
                                                           (Unaudited)                          (Unaudited)
Operations:
   Net Investment Income                                     $  5,691           $ 20,365          $  3,060          $  6,801
   Net Realized Gain (Loss)                                    (4,705)           (13,053)              514              (180)
   Net Change in Unrealized Appreciation/Depreciation         (15,916)           (11,415)           (1,981)             (178)
                                                             --------           --------          --------          --------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                                 (14,930)            (4,103)            1,593             6,443

Distributions:
   From Net Investment Income:
      Investor Class                                           (6,273)           (20,354)           (3,233)           (6,800)
      Advisor Class                                                --                (11)               --                (1)
                                                             --------           --------          --------          --------
   Total  Distributions                                        (6,273)           (20,365)           (3,233)           (6,801)

Capital Share Transactions (Note 5):
   Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                (65,957)          (110,420)           (4,343)            5,647
                                                             --------           --------          --------          --------

Total Increase (Decrease) in Net Assets                       (87,160)          (134,888)           (5,983)            5,289

Net Assets:
   Beginning of Period                                        281,658            416,546           138,681           133,392
                                                             --------           --------          --------          --------
   End of Period                                             $194,498           $281,658          $132,698          $138,681
                                                             ========           ========          ========          ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                             (In Thousands)
                                                          Strong Municipal                    Strong Short-Term
                                                              Bond Fund                      Municipal Bond Fund
                                                 --------------------------------     --------------------------------
                                                 Six Months Ended    Year Ended       Six Months Ended    Year Ended
                                                  April 30, 2002    Oct. 31, 2001      April 30, 2002    Oct. 31, 2001
                                                 ----------------   -------------     ----------------   -------------
                                                    (Unaudited)                          (Unaudited)
Operations:
   Net Investment Income                              $ 5,568         $ 12,075            $ 10,913         $ 17,041
   Net Realized Gain (Loss)                            (1,324)          (8,060)              2,065            1,751
   Net Change in Unrealized
     Appreciation/Depreciation                         (4,662)          16,839              (4,026)           4,527
                                                     --------         --------            --------         --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                           (418)          20,854               8,952           23,319
Distributions:
   From Net Investment Income:
     Investor Class                                    (5,566)         (11,915)            (10,923)         (16,894)
     Institutional Class                                   --             (157)                 --             (120)
     Advisor Class                                         --               (5)                 --              (27)
                                                     --------         --------            --------         --------
   Total Distributions                                 (5,566)         (12,077)            (10,923)         (17,041)
Capital Share Transactions (Note 5):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                        (8,662)          (7,172)             28,956          179,550
                                                     --------         --------            --------         --------
Total Increase (Decrease) in Net Assets               (14,646)           1,605              26,985          185,828
Net Assets:
   Beginning of Period                                261,010          259,405             504,661          318,833
                                                     --------         --------            --------         --------
   End of Period                                     $246,364         $261,010            $531,646         $504,661
                                                     ========         ========            ========         ========










46


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

1.   Organization
     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Intermediate Municipal Bond Fund/(3)/ (a series fund of Strong Municipal Funds, Inc./(1)/)

     - Strong Wisconsin Tax-Free Fund/(2)/ (a series fund of Strong Municipal Funds, Inc./(1)/)

     - Strong High-Yield Municipal Bond Fund/(3)/ (a series fund of Strong High-Yield Municipal Bond Fund, Inc./(1)/)

     - Strong Short-Term High Yield Municipal Fund/(3)/ (a series fund of Strong Municipal Funds, Inc./(1)/)

     - Strong Municipal Bond Fund/(3)/ (a series fund of Strong Municipal Bond Fund, Inc./(1)/)

     - Strong Short-Term Municipal Bond Fund/(3)/ (a series fund of Strong Short-Term Municipal Bond Fund, Inc./(1)/)

      /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

      /(2)/ Non-Diversified Fund

      /(3)/ Diversified Fund


     Effective July 31, 2001, Strong Intermediate Municipal Bond Fund commenced operations.

     Effective April 6, 2001, Strong Wisconsin Tax-Free Fund commenced operations.

     Effective October 17, 2001, the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have liquidated their Institutional classes and have merged their Advisor classes into their Investor classes.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)


          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Fund's Statements of Operations.

     (H) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                       Administrative
                                                   Advisory Fees            Fees
                                                    Nov. 1, 2001-       Nov. 1, 2001-
                                                   April 30, 2002      April 30, 2002
                                                   --------------      --------------
     Strong Intermediate Municipal Bond Fund           0.37%*               0.28%
     Strong Wisconsin Tax-Free Fund                    0.37%*               0.28%
     Strong High-Yield Municipal Bond Fund             0.35%**              0.28%
     Strong Short-Term High Yield Municipal Fund       0.35%**              0.28%
     Strong Municipal Bond Fund                        0.35%**              0.28%
     Strong Short-Term Municipal Bond Fund             0.25%***             0.28%

       * The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.

      ** The investment advisory fees are 0.35% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

     *** The investment advisory fees are 0.25% for the first $4 billion, 0.225% for $4 to $6 billion, and 0.20% thereafter.

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------

The Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Fund's shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended April 30, 2002, Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund incurred 12b-1 fees of $4,371 and $42,606, respectively.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2002, is as follows:

                                                     Payable to/
                                                     (Receivable
                                                         from)       Shareholder Servicing    Transfer Agency     Unaffiliated
                                                     Advisor at        and Other Expenses          Banking          Directors'
                                                    April 30, 2002       Paid to Advisor       Charges/(Credits)       Fees
                                                    -------------    ---------------------    -----------------   -------------
      Strong Intermediate Municipal Bond Fund          $   208              $    302                $  (64)           $  168
      Strong Wisconsin Tax-Free Fund                      (296)               10,013                   224               553
      Strong High-Yield Municipal Bond Fund             24,263               123,203                (2,543)            3,839
      Strong Short-Term High Yield Municipal             3,493                30,771                   559             2,001
        Fund
      Strong Municipal Bond Fund                        22,264               128,472                (2,605)            3,836
      Strong Short-Term Municipal Bond Fund             18,639               136,217                  (331)            7,869

4.  Expense Offsets
    Expense Offsets:

                                                       Expense          Fees Paid
                                                     Waivers and      Indirectly by       Earnings
                                                     Absorptions         Advisor          Credits
                                                     -----------      -------------       --------
      Strong Intermediate Municipal Bond Fund        $ 43,771            $   64           $   57
      Strong Wisconsin Tax-Free Fund                  204,762                --            1,115
      Strong High-Yield Municipal Bond Fund                --             2,543            1,468
      Strong Short-Term High Yield Municipal               --                --            1,061
        Fund
      Strong Municipal Bond Fund                           --             2,605            1,520
      Strong Short-Term Municipal Bond Fund                --               331            5,623

5.  Capital Share Transactions

                                                        Strong Intermediate                 Strong Wisconsin
                                                        Municipal Bond Fund                  Tax-Free Fund
                                                 --------------------------------  --------------------------------
                                                 Six Months Ended   Period Ended   Six Months Ended   Period Ended
                                                  April 30, 2002    Oct. 31, 2001   April 30, 2002    Oct. 31, 2001
                                                 ---------------    -------------  ----------------   -------------
                                                  (Unaudited)         (Note 1)        (Unaudited)        (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                       $10,635,040         $2,907,801      $23,324,736      $29,242,623
  Proceeds from Reinvestment of                        49,725              9,048          663,139          213,611
  Distributions
  Payment for Shares Redeemed                      (2,782,645)          (946,947)     (10,537,003)      (2,147,107)
                                                   -----------         ----------    -------------      -----------
  Net Increase in Net Assets from
    Capital Share Transactions                    $ 7,902,120         $1,969,902      $13,450,872      $27,309,127
                                                  ===========         ==========     ============      ===========
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                              1,042,343            287,583        2,276,997        2,873,484
  Issued in Reinvestment of Distributions               4,894                890           64,827           20,875
  Redeemed                                           (273,040)           (92,841)      (1,032,322)        (211,522)
                                                    ---------           --------       ----------        ---------
Net Increase in Shares of the Funds                   774,197            195,632        1,309,502        2,682,837
                                                    =========           ========       ==========        =========

NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                              Strong High-Yield         Strong Short-Term High Yield
                                                             Municipal Bond Fund               Municipal Fund
                                                      ------------------------------  --------------------------------
                                                      Six Months Ended  Year Ended    Six Months Ended    Year Ended
                                                       April 30, 2002  Oct. 31, 2001   April 30, 2002    Oct. 31, 2001
                                                      ---------------  -------------  ----------------   -------------
                                                         (Unaudited)                     (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                             $ 11,486,108     $ 73,731,657      $34,747,844      $61,504,412
  Proceeds from Reinvestment of Distributions              4,790,972       15,185,939        2,879,799        5,877,555
  Payment for Shares Redeemed                            (82,234,473)    (199,541,630)     (41,970,690)     (61,734,873)
  Transfer in from Advisor Class                                  --          219,438               --           15,000
                                                        ------------     ------------      -----------      -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          (65,957,393)     (110,404,596)      (4,343,047)       5,662,094

ADVISOR CLASS
  Proceeds from Shares Sold                                       --          335,127               --               --
  Proceeds from Reinvestment of Distributions                     --            9,923               --               --
  Payment for Shares Redeemed                                     --         (140,613)              --               --
  Transfer out to Investor Class                                  --         (219,438)              --          (15,000)
                                                        ------------     ------------      -----------      -----------
  Net Decrease in Net Assets from
    Capital Share Transactions                                    --          (15,001)              --          (15,000)
                                                        ------------     ------------      -----------      -----------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                      ($ 65,957,393)   ($110,419,597)    ($ 4,343,047)     $ 5,647,094
                                                        ============     ============      ===========      ===========
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                     1,456,776        8,743,545        3,668,182        6,383,866
  Issued in Reinvestment of Distributions                    606,683        1,799,025          303,551          610,526
  Redeemed                                               (10,523,297)     (23,636,631)      (4,429,042)      (6,418,366)
  Transfer in from Advisor Class                                  --           25,654               --            1,558
                                                          ----------       ----------        ---------        ---------
  Net Increase (Decrease) in Shares                       (8,459,838)     (13,068,407)        (457,309)         577,584

ADVISOR CLASS
  Sold                                                            --           39,530               --               --
  Issued in Reinvestment of Distributions                         --            1,186               --               --
  Redeemed                                                        --          (16,743)              --               --
  Transfer out to Investor Class                                  --          (25,654)              --           (1,558)
                                                          ----------       ----------        ---------        ---------
  Net Decrease in Shares                                          --           (1,681)              --           (1,558)
                                                          ----------       ----------        ---------        ---------
Net Increase (Decrease) in
  Shares of the Fund                                      (8,459,838)     (13,070,088)        (457,309)         576,026
                                                          ==========       ==========        =========        =========

-------------------------------------------------------------------------------------------------------------------

                                                         Strong Municipal                Strong Short-Term
                                                             Bond Fund                  Municipal Bond Fund
                                                 -------------------------------   --------------------------------
                                                 Six Months Ended   Year Ended     Six Months Ended     Year Ended
                                                  April 30, 2002   Oct. 31, 2001    April 30, 2002    Oct. 31, 2001
                                                 ----------------  -------------   ----------------   -------------
                                                    (Unaudited)                       (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                         $36,923,363     $114,905,372      $183,058,230     $339,794,182
  Proceeds from Reinvestment of Distributions         4,315,899        9,492,315         8,949,524       14,093,517
  Payment for Shares Redeemed                       (49,901,624)    (132,524,747)     (163,052,113)    (174,345,954)
  Transfer in from Institutional Class                       --          861,670                --        1,480,185
  Transfer in from Advisor Class                             --          123,183                --          385,639
                                                    -----------     ------------      ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (8,662,362)      (7,142,207)       28,955,641      181,407,569

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                  --        4,363,755                --        3,587,526
  Proceeds from Reinvestment of Distributions                --               --                --          113,555
  Payment for Shares Redeemed                                --       (3,517,085)               --       (2,908,827)
  Transfer out to Investor Class                             --         (861,670)               --       (1,480,185)
                                                    -----------     ------------      ------------     ------------
  Net Decrease in Net Assets from
    Capital Share Transactions                               --          (15,000)               --         (687,931)

ADVISOR CLASS
  Proceeds from Shares Sold                                  --          504,048                --        3,424,845
  Proceeds from Reinvestment of                              --            3,086                --           12,242
  Distributions
  Payment for Shares Redeemed                                --         (398,951)               --       (4,220,979)
  Transfer out to Investor Class                             --         (123,183)               --         (385,639)
                                                    -----------     ------------      ------------     ------------
  Net Decrease in Net Assets from
    Capital Share Transactions                               --          (15,000)               --       (1,169,531)
                                                    -----------     ------------      ------------     ------------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                  ($ 8,662,362)   ($  7,172,207)     $ 28,955,641     $179,550,107
                                                    ===========     ============      ============     ============

NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                          Strong Municipal                   Strong Short-Term
                                                              Bond Fund                     Municipal Bond Fund
                                                   ------------------------------      -------------------------------
                                                   Six Months Ended   Year Ended       Six Months Ended   Year Ended
                                                    April 30, 2002   Oct. 31, 2001      April 30, 2002   Oct. 31, 2001
                                                   ----------------  -------------     ----------------  -------------
                                                     (Unaudited)                          (Unaudited)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                             4,231,565         13,181,912           18,774,138       35,009,522
   Issued in Reinvestment of Distributions            494,271          1,091,843              918,601        1,455,502
   Redeemed                                        (5,723,869)       (15,252,182)         (16,746,201)     (18,006,490)
   Transfer in from Institutional Class                    --            109,739                   --          156,046
   Transfer in from Advisor Class                          --             13,903                   --           40,895
                                                    ---------         ----------           ----------       ----------
   Net Increase (Decrease) in Shares                 (998,033)          (854,785)           2,946,538       18,655,475

INSTITUTIONAL CLASS
   Sold                                                    --            504,736                   --          370,866
   Issued in Reinvestment of Distributions                 --                 --                   --           11,714
   Redeemed                                                --           (396,715)                  --         (297,974)
   Transfer out to Investor Class                          --           (109,739)                  --         (156,046)
                                                    ---------         ----------           ----------       ----------
   Net Decrease in Shares                                  --             (1,718)                  --          (71,440)

ADVISOR CLASS
   Sold                                                    --             57,801                   --          355,882
   Issued in Reinvestment of Distributions                 --                353                   --            1,262
   Redeemed                                                --            (45,987)                  --         (439,078)
   Transfer out to Investor Class                          --            (13,903)                  --          (40,895)
                                                    ---------         ----------           ----------       ----------
   Net Decrease in Shares                                  --             (1,736)                  --         (122,829)
                                                    ---------         ----------           ----------       ----------
Net Increase (Decrease) in
   Shares of the Fund                                (998,033)          (858,239)           2,946,538       18,461,206
                                                    =========         ==========           ==========       ==========


6.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At April 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

7.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the period ended April 30, 2002, were as follows:

                                                    Purchases          Sales
                                                  ------------     ------------
Strong Intermediate Municipal Bond Fund           $ 16,998,706     $ 10,166,059
Strong Wisconsin Tax-Free Fund                      36,906,154       24,481,924
Strong High-Yield Municipal Bond Fund               28,185,266       88,497,291
Strong Short-Term High Yield Municipal Fund         48,435,793       49,408,721
Strong Municipal Bond Fund                         112,049,301      122,778,052
Strong Short-Term Municipal Bond Fund              184,254,177      181,089,072

There were no purchases or sales of long-term U.S. government securities for the six months ended April 30, 2002.

--------------------------------------------------------------------------------

8    Income Tax Information
     The following information for the Funds is presented on an income tax basis as of April 30, 2002:

                                                                                               Net Unrealized
                                                                      Gross        Gross        Appreciation/
                                                     Cost of       Unrealized    Unrealized    (Depreciation)
                                                   Investments    Appreciation  Depreciation   on Investments
                                                   -----------    ------------  ------------   --------------
Strong Intermediate Municipal Bond Fund           $ 11,739,394     $   77,713   $    23,180      $    54,533
Strong Wisconsin Tax-Free Fund                      41,741,880        364,470       163,758          200,712
Strong High-Yield Municipal Bond Fund              274,915,500      3,544,153    87,018,595      (83,474,442)
Strong Short-Term High Yield Municipal Fund        142,174,619      1,495,988     9,248,547       (7,752,559)
Strong Municipal Bond Fund                         258,888,468      4,184,762    16,752,525      (12,567,763)
Strong Short-Term Municipal Bond Fund              536,618,357      5,268,721     6,218,438         (949,717)


     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At August 31, 2001 (the tax year-end of Strong High-Yield Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond
     Fund), the capital loss carryovers (expiring in varying amounts through
     2009) for federal income tax purposes were $22,584,149, $38,313,602 and $13,785,741, respectively.

     At October 31, 2001, the capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes for Strong Short-Term High Yield Municipal Fund were $3,625,329.

9.   Investments in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2002 were as follows:


                                               Balance of        Gross      Gross Sales   Balance of       Value   Investment Income
                                               Shares Held     Purchases        and       Shares Held    April 30,   Nov. 1, 2001 -
                                               Nov. 1, 2001  and Additions  Reductions   April 30, 2002    2002      April 30, 2002
                                               ------------  -------------  ------------ --------------  --------- -----------------
Strong Intermediate Municipal Bond Fund
---------------------------------------
Strong Municipal Money Market Fund                 13,000       6,504,000    6,324,000       193,000   $   193,000       $  3,449

Strong High-Yield Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund             10,875,000      56,720,000   63,630,000     3,965,000     3,965,000         63,610

Strong Short-Term High Yield Municipal Fund
-------------------------------------------
Strong Municipal Money Market Fund              6,390,000      39,785,000   43,555,000     2,620,000     2,620,000         28,728

Strong Municipal Bond Fund
--------------------------
Strong Municipal Money Market Fund              2,275,000      76,725,000   71,800,000     7,200,000     7,200,000         46,393

Strong Short-Term Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund             17,045,000     184,860,000  184,888,000    17,017,000    17,017,000        182,244


10   Litigation
     On April 19, 2002, Strong Municipal Bond Fund, Inc. ("Fund") obtained a jury verdict in Oklahoma federal district court in the Fund's favor awarding a rescission claim to the Fund in the approximate amount of $11,000,000 (plus statutory attorney's fees) against certain defendants on various municipal bonds purchased by the Fund known as the Oklahoma County, Oklahoma Finance Authority MFHR First Mortgage-Multiple Apartments Project, 7.125%, Due April 1, 2028. The Fund is in the process of obtaining a judgment on this jury verdict, but the Fund's litigation counsel has advised the Fund that the defendants are expected to contest the judgment and/or appeal the judgment. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this jury award, and will not utilize this contingent receivable in calculating net asset value of the Fund.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                                ------------------------
                                                                                April  30,     Oct. 31,
Selected Per-Share Data(a)                                                      2002/(b)/      2001/(c)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $10.25         $10.00

Income From Investment Operations:
   Net Investment Income                                                            0.23           0.11
   Net Realized and Unrealized Gains on Investments                                 0.03           0.25
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                 0.26           0.36

Less Distributions:
   From Net Investment Income/(d)/                                                  0.23)         (0.11)
   From Net Realized Gains                                                         (0.03)            --
-------------------------------------------------------------------------------------------------------
   Total Distributions                                                             (0.26)         (0.11)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $10.25         $10.25
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                                                                    +2.6%          +3.6%
   Net Assets, End of Period (In Millions)                                           $10             $2
   Ratio of Expenses to Average Net Assets Before Expense Offsets                   2.5%*          4.5%*
   Ratio of Expenses to Average Net Assets                                          0.0%/(e)*/     0.0%/(e)*/
   Ratio of Net Investment Income to Average Net Assets                             4.4%*          4.3%*
   Portfolio Turnover Rate                                                        276.4%         114.6%

STRONG WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                                ------------------------
                                                                                April, 30,     Oct. 31,
Selected Per-Share Data(a)                                                      2002/(b)/      2001/(f)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $10.36         $10.00

Income From Investment Operations:
   Net Investment Income                                                            0.24           0.27
   Net Realized and Unrealized Gains (Losses) on Investments                       (0.05)          0.36
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                 0.19           0.63

Less Distributions:
   From Net Investment Income(d)                                                   (0.24)         (0.27)
   From Net Realized Gains                                                         (0.01)            --
-------------------------------------------------------------------------------------------------------
   Total Distributions                                                             (0.25)         (0.27)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $10.30         $10.36
=======================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
   Total Return                                                                    +1.9%          +6.4%
   Net Assets, End of Period (In Millions)                                           $41            $28
   Ratio of Expenses to Average Net Assets Before Expense Offsets                   1.2%*          1.9%*
   Ratio of Expenses to Average Net Assets                                          0.0%/(e)*/     0.0%/(e)*/
   Ratio of Net Investment Income to Average Net Assets                             4.7%*          4.7%*
   Portfolio Turnover Rate                                                         72.0%          53.8%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (unaudited).
(c)  For the period from July 31, 2001 (inception) to October 31, 2001.
(d)  Tax-exempt for regular federal income tax purposes.
(e)  Amount calculated is less than 0.05%.
(f)  For the period from April 6, 2001 (inception) to October 31, 2001.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                 -------------------------------------------------------------------
                                                                 April 30, Oct. 31,  Oct. 31,  Aug. 31,  Aug. 31,  Aug. 31, Aug. 31,
Selected Per-Share Data/(a)/                                     2002/(b)/   2001    2000/(c)/   2000      1999      1998     1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $8.16     $8.75     $8.91      $9.79    $10.52    $10.09  $ 9.45

Income From Investment Operations:
   Net Investment Income                                           0.18      0.51      0.09       0.59      0.58      0.59    0.61
   Net Realized and Unrealized Gains (Losses) on Investments      (0.67)    (0.59)    (0.15)     (0.88)    (0.68)     0.45    0.64
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.49)    (0.08)    (0.06)     (0.29)    (0.10)     1.04    1.25

Less Distributions:
   From Net Investment Income/(d)/                                (0.21)    (0.51)    (0.10)     (0.59)    (0.58)    (0.59)  (0.61)
   From Net Realized Gains                                           --        --        --         --     (0.05)    (0.02)     --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.21)    (0.51)    (0.10)     (0.59)    (0.63)    (0.61)  (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $7.46     $8.16     $8.75      $8.91    $ 9.79    $10.52  $10.09
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -6.1%     -0.9%     -0.7%      -2.9%     -1.1%    +10.5%  +13.6%
   Net Assets, End of Period (In Millions)                         $194      $282      $417       $439      $635      $667    $361
   Ratio of Expenses to Average Net Assets Before Expense Offsets  0.9%*     0.8%      0.7%*      0.7%      0.7%      0.7%    0.7%
   Ratio of Expenses to Average Net Assets                         0.9%*     0.8%      0.7%*      0.7%      0.7%      0.7%    0.7%
   Ratio of Net Investment Income to Average Net Assets            4.8%*     6.1%      6.4%*      6.4%      5.7%      5.7%    6.2%
   Portfolio Turnover Rate                                        12.4%     24.9%      1.4%      17.5%     52.5%     66.5%   92.1%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                ----------------------------------------------------------------
                                                                April 31,  Oct. 31,   Oct. 31,   Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/    2001     2000/(c)/    2000       1999     1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.56     $9.58       $9.60     $9.99      $10.17     $10.00

Income From Investment Operations:
   Net Investment Income                                           0.22      0.50        0.08      0.51        0.50       0.37
   Net Realized and Unrealized Gains (Losses) on Investments      (0.10)    (0.02)      (0.02)    (0.39)      (0.18)      0.17
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.12      0.48        0.06      0.12        0.32       0.54

Less Distributions:
   From Net Investment Income/(d)/                                (0.23)    (0.50)      (0.08)    (0.51)      (0.50)     (0.37)
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.23)    (0.50)      (0.08)    (0.51)      (0.50)     (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.45     $9.56       $9.58     $9.60      $ 9.99     $10.17
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   +1.3%     +5.1%       +0.7%     +1.3%       +3.2%      +5.5%
   Net Assets, End of  Period (In Millions)                        $133      $139        $133      $140        $182       $101
   Ratio of Expenses to Average Net Assets Before Expense Offsets  0.7%*     0.8%        0.7%*     0.7%        0.7%       1.0%*
   Ratio of Expenses to Average Net Assets                         0.7%*     0.7%        0.7%*     0.6%        0.4%       0.4%*
   Ratio of Net Investment Income to Average Net Assets            4.6%*     5.1%        5.1%*     5.2%        4.9%       5.0%*
   Portfolio Turnover Rate                                        36.8%     62.8%        6.0%     27.9%       22.7%       8.1%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  Tax-exempt for regular federal income tax purposes.
(e)  For the period from November 30, 1997 (inception) to August 31, 1998.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Period  Ended
                                                                   -----------------------------------------------------------------
                                                                   April 30,  Oct. 31, Oct. 31,  Aug. 31, Aug. 31, Aug. 31, Aug. 31,
Selected Per-Share Data/(a)/                                       2002/(b)/    2001   2000/(c)/   2000     1999     1998     1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $8.89      $8.58    $8.78     $9.37    $9.96     $9.52   $8.99

Income From Investment Operations:
  Net Investment Income                                              0.19       0.41     0.08      0.50     0.51      0.51    0.50
  Net Realized and Unrealized Gains (Losses) on Investments         (0.20)      0.31    (0.20)    (0.59)   (0.59)     0.44    0.53
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (0.01)      0.72    (0.12)    (0.09)   (0.08)     0.95    1.03

Less Distributions:
  From Net Investment Income/(d)/                                   (0.19)     (0.41)   (0.08)    (0.50)   (0.51)    (0.51)  (0.50)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.19)     (0.41)   (0.08)    (0.50)   (0.51)    (0.51)  (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $8.69      $8.89    $8.58     $8.78    $9.37     $9.96   $9.52
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      -0.1%      +8.6%    -1.4%     -0.9%    -1.0%    +10.1%  +11.8%
  Net Assets, End of Period (In Millions)                            $246       $261     $259      $274     $370      $287    $232
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.9%*      1.0%     0.8%*     0.8%     0.7%      0.7%    0.8%
  Ratio of Expenses to Average Net Assets                            0.9%*      0.9%     0.8%*     0.8%     0.7%      0.7%    0.8%
  Ratio of Net Investment Income to Average Net Assets               4.5%*      4.8%     5.2%*     5.6%     5.1%      5.2%    5.4%
  Portfolio Turnover Rate                                           45.7%     118.3%     7.2%     19.2%    22.4%     58.5%   85.0%


STRONG SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                   -----------------------------------------------------------------
                                                                   April 30,  Oct. 31, Oct. 31,  Aug. 31, Aug. 31, Aug. 31, Aug. 31,
Selected Per-Share Data/(a)/                                       2002/(b)/    2001   2000/(c)/   2000     1999     1998    1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.78      $9.62    $9.64     $9.76    $9.95     $9.82   $9.67

Income From Investment Operations:
  Net Investment Income                                              0.20       0.44     0.08      0.46     0.47      0.48    0.49
  Net Realized and Unrealized Gains (Losses) on Investments         (0.03)      0.16    (0.02)    (0.12)   (0.19)     0.13    0.15
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.17       0.60     0.06      0.34     0.28      0.61    0.64

Less Distributions:
  From Net Investment Income/(d)/                                   (0.20)     (0.44)   (0.08)    (0.46)   (0.47)     0.48)  (0.49)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.20)     (0.44)   (0.08)    (0.46)   (0.47)    (0.48)  (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $9.75      $9.78    $9.62     $9.64    $9.76      $9.95  $9.82
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +1.8%      +6.4%    +0.6%      +3.6%   +2.8%      +6.3%  +6.7%
  Net Assets, End of Period (In Millions)                            $532       $505     $317       $307    $325       $211   $165
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.6%*      0.6%     0.6%*      0.6%    0.6%       0.6%   0.7%
  Ratio of Expenses to Average Net Assets                            0.6%*      0.6%     0.6%*      0.6%    0.6%       0.6%   0.7%
  Ratio of Net Investment Income to Average Net Assets               4.2%*      4.5%     4.9%*      4.8%    4.7%       4.8%   5.0%
  Portfolio Turnover Rate                                           35.9%      73.7%     8.9%       48.6%  22.7%      15.7%  26.2%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from August to October.
(d)  Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

     DIRECTORS AND OFFICERS
     ---------------------------------------------------------------------------

     Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds").


    *Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since
     September 1981 and Chairman of the Board of the Strong Funds since October 1991.

          Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


     Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July
     1994.

          Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


     Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March
     2002.

          Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.


     Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

          Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.


     Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December
     1999.

          Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.


     William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

          Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

     ---------------------------------------------------------------------------

     Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

          Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank,
     La Crosse-Madison.


     Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

          Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


     Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

          Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.


     Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

          Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.


     John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April
     1999.

          Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


     Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

          Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


          Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


          The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

     Directors
       Richard S. Strong
       Willie D. Davis
       Gordon B. Greer
       Stanley Kritzik
       Neal Malicky
       William F. Vogt

     Officers
       Richard S. Strong, Chairman of the Board
       Dennis A. Wallestad, Vice President
       Thomas M. Zoeller, Vice President
       Richard W. Smirl, Vice President and Secretary
       Susan A. Hollister, Vice President and Assistant Secretary
       Gilbert L. Southwell III, Assistant Secretary
       John W. Widmer, Treasurer

     Investment Advisor
       Strong Capital Management, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Distributor
       Strong Investments, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Custodian
       State Street Bank and Trust Company
       801 Pennsylvania Avenue, Kansas City, Missouri 64101

     Transfer Agent and Dividend-Disbursing Agent
       Strong Investor Services, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Independent Accountants
       PricewaterhouseCoopers LLP
       100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

     Legal Counsel
       Godfrey & Kahn, S.C.
       780 North Water Street, Milwaukee, Wisconsin 53202

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT24171-0402


     Strong Investments
     P.O. Box 2936 | Milwaukee, WI 53201
     www.Strong.com
     ---------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.Strong.com


     [STRONG LOGO]                                      SMUNI/WH2160 0402